LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HOME OFFICE LOCATION:
120 MADISON STREET
SUITE 1700
SYRACUSE, NY 13202
(888) 223-1860

ADMINISTRATIVE OFFICE:
PERSONAL SERVICE CENTER MVLI
350 CHURCH STREET
HARTFORD, CT 06103-1106
(800) 444-2363

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               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              BENEFITS PAYABLE ON DEATH OF SECOND OF TWO INSUREDS
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This Prospectus describes SVUL-II, a flexible premium variable universal life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("LLANY" "we", "our" or "us"). The Policy provides death benefits when the second of the two named Insureds dies (a "Second Death Policy").

The Policy features include flexible premium payments; a choice of one of two death benefit options; and a choice of underlying investment options.

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds furnished with this Prospectus should be read carefully to understand the Policy being offered.

The Policy described in this Prospectus is available only in New York.

You may allocate net premiums to the Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"). Each Sub-Account invests in one of the Funds listed below:

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Growth Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund
AMERICAN FUNDS INSURANCE SERIES
(ALSO KNOWN AS AMERICAN VARIABLE
INSURANCE SERIES)
Global Small Capitalization Fund -- Class 2
Growth Fund -- Class 2
Growth-Income Fund -- Class 2
BARON CAPITAL FUNDS TRUST
Baron Capital Asset Fund -- Insurance Shares
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
(FORMERLY BT INSURANCE FUNDS TRUST)
EAFE-Registered Trademark- Equity Index Fund
Equity 500 Index Fund
Small Cap Index Fund
DELAWARE GROUP PREMIUM FUND
Devon Series -- Standard Class
Emerging Markets Series -- Standard Class
High Yield Series -- Standard Class
(formerly Delchester Series)
REIT Series -- Standard Class
Small Cap Value Series -- Standard Class
Trend Series -- Standard Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Growth Portfolio -- Service Class
High Income Portfolio -- Service Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Contrafund Portfolio -- Service Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
Growth Opportunities Portfolio -- Service Class
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Growth Securities Fund -- Class 2
(formerly Templeton Stock Fund)
Templeton International Securities Fund -- Class 2
(formerly Templeton International Fund)
JANUS ASPEN SERIES
Janus Aspen Balanced Portfolio -- Institutional Shares
Janus Aspen Global Technology Portfolio -- Service Shares
Janus Aspen Worldwide Growth Portfolio -- Institutional Shares
LINCOLN NATIONAL (LN)
LN Bond Fund, Inc.
LN Capital Appreciation Fund, Inc.
LN Equity-Income Fund, Inc.
LN Global Asset Allocation Fund, Inc.
LN Money Market Fund, Inc.
LN Social Awareness Fund, Inc.
MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST
MFS Emerging Growth Series
MFS Total Return Series
MFS Utilities Series
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AMT Mid-Cap Growth Portfolio
AMT Partners Portfolio

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                         PROSPECTUS DATED: MAY 15, 2000

                               TABLE OF CONTENTS

CONTENTS                                  PAGE
--------                                --------
HIGHLIGHTS............................      3
  Initial Choices To Be Made..........      3
  Level or Varying Death Benefit......      3
  Amount of Premium Payment...........      4
  Selection of Funding Vehicles.......      4
  Charges and Fees....................      5
  Fund Expenses.......................      6
  Changes in Specified Amount.........      9
LLANY, THE SEPARATE ACCOUNT AND THE
 GENERAL ACCOUNT......................      9
BUYING VARIABLE LIFE INSURANCE........     10
  Replacements........................     11
APPLICATION...........................     11
OWNERSHIP.............................     12
BENEFICIARY...........................     12
INSUREDS..............................     13
THE POLICY............................     13
  Policy Specifications...............     13
PREMIUM FEATURES......................     13
  Planned Premiums; Additional
   Premiums...........................     13
    Limits on Right to Make Payments
     of Additional and Planned
     Premiums.........................     14
    Premium Load; Net Premium
     Payment..........................     14
RIGHT-TO-EXAMINE PERIOD...............     14
TRANSFERS AND ALLOCATION AMONG
 ACCOUNTS.............................     14
  Allocation of Net Premium
   Payments...........................     14
  Transfers...........................     15
  Optional Sub-Account Allocation
   Programs...........................     15
    Dollar Cost Averaging.............     15
    Automatic Rebalancing.............     16
POLICY VALUES.........................     16
  Accumulation Value..................     16
  Separate Account Value..............     17
    Accumulation Unit Value...........     17
    Accumulation Units................     17
  Fixed Account and Loan Account
   Value..............................     17
  Net Accumulation Value..............     18
FUNDS.................................     18
  Substitution of Securities..........     23
  Voting Rights.......................     23
  Fund Participation Agreements.......     23
CHARGES AND FEES......................     23
  Premium Load; Net Premium Payment...     24
  Deductions Made Monthly.............     24
    Monthly Deduction.................     24
    Cost of Insurance Charge..........     24
  Mortality and Expense Risk Charge...     25
  Surrender Charges...................     25
  Transaction Fee for Excess
   Transfers..........................     26
DEATH BENEFITS........................     26
  Death Benefit Options...............     26
  Changes in Death Benefit Options and
   Specified Amount...................     27
  Federal Income Tax Definition of
   Life Insurance.....................     27

NOTICE OF DEATH OF INSUREDS...........     28
CONTENTS                                  PAGE
--------                                --------
PAYMENT OF DEATH BENEFIT PROCEEDS.....     28
  Settlement Options..................     28
POLICY LIQUIDITY......................     28
  Policy Loans........................     29
  Partial Surrender...................     29
  Surrender of the Policy.............     30
    Surrender Value...................     30
  Deferral of Payment and Transfers...     30
ASSIGNMENT; CHANGE OF OWNERSHIP.......     30
LAPSE AND REINSTATEMENT...............     31
  Lapse of a Policy...................     31
  Reinstatement of a Lapsed Policy....     31
COMMUNICATIONS WITH LLANY.............     32
  Proper Written Form.................     32
OTHER POLICY PROVISIONS...............     32
  Issuance............................     32
  Date of Coverage....................     32
  Right to Exchange the Policy........     32
  Maturity of the Policy..............     32
  Incontestability....................     32
  Misstatement of Age or Gender.......     33
  Suicide.............................     33
  Riders..............................     33
  Nonparticipating Policies...........     33
TAX ISSUES............................     33
  Taxation of Life Insurance Contracts
   in General.........................     33
  Policies Which Are MECS.............     34
  Policies Which Are Not MECS.........     35
  Last Survivor Contract..............     36
  Other Considerations................     36
  Tax Status of LLANY.................     37
FAIR VALUE OF THE POLICY..............     37
DIRECTORS AND OFFICERS OF LLANY.......     37
DISTRIBUTION OF POLICIES..............     39
CHANGES OF INVESTMENT POLICY..........     39
OTHER CONTRACTS ISSUED BY LLANY.......     40
STATE REGULATION......................     40
REPORTS TO OWNERS.....................     40
ADVERTISING...........................     40
LEGAL PROCEEDINGS.....................     40
EXPERTS...............................     41
REGISTRATION STATEMENT................     41
Appendix 1............................     42
  Illustration of Accumulation Values,
   Surrender Values, and Death Benefit
   Proceeds...........................     42
Appendix 2............................     47
  Corridor Percentages................     47
Financial Statements..................
  Separate Account R..................    R-1
  Lincoln Life & Annuity Company
   of New York........................    S-1

HIGHLIGHTS

                    This section is an overview of key Policy features. Your Policy is a flexible premium variable universal life insurance policy. Your Policy insures two Insureds. If one of the Insureds dies, the Policy pays no death benefit. Your Policy will pay the death benefit only when the second Insured dies. A "second-to-die" policy might be suitable when both of the Insureds have income of their own and only want to provide financial support for their dependents if both of them should die, or to provide liquidity to heirs when the Second Insured dies. If replacement income or immediate cash liquidity is needed upon the death of one Insured, this type of policy may not be suitable.

                    The Policy's value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.

                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a "second-to-die" variable life insurance policy. As a death benefit is only paid upon the second Insured's death, this Policy may, or may not, be appropriate for your financial goals. The value of the Policy and, under one option, the death benefit amount, depends on the investment results of the funding options you select.

                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. LLANY reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.

                    If you are already entitled to favorable tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it.

                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options;
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount LLANY pays to the Beneficiary(ies) when the second Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. LLANY calculates the Death Benefit payable as of the date of the second Insured's death.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:

                    1) the "Specified Amount," which is the amount of the death benefit in effect for the Policy when the second Insured died (The Specified Amount is on the Policy's Specification
                    Page); or
                    2) the "Corridor Death Benefit," which is the death benefit calculated as a percentage of the Accumulation Value. The Net Accumulation Value is the total of the balances in the Fixed Account and the Separate Account minus any outstanding Loan Account amounts.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount plus the Net Accumulation Value when the second Insured died; or
                    2) the Corridor Death Benefit.

                    See page 26 for more details.

                    AMOUNT OF PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within certain limits. (See page 14.)

                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see page 24) increase as the Insureds get older.

                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. (See page 32.)

                    When you first receive your Policy you will have 10 days to look it over. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure that it meets your needs. During this time period, your Initial Premium Payment will be deposited in the Money Market Sub-Account. If you then decide you do not want your Policy, we will return all Premium Payments to you with no interest paid. (See page 14.)

                    SELECTION OF FUNDING VEHICLES

                    VARIABLE ACCOUNT
                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the Policy. If you put money into the Funds, you take all the investment risk on that money. This means that if the mutual funds(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each fund has its own investment objective. You should carefully read each fund's Prospectus before making your decision.

                    You must choose the Fund(s) in which you want to place each Net Premium Payment. These "Sub-Accounts" make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. You may also place your Net Premium Payment or part of it into the Fixed Account. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. (See page 18.)

                    FIXED ACCOUNT
                    You may also use LLANY's Fixed Account to fund your Policy. Net Premium Payments made into the Fixed Account:

                     - become part of LLANY's General Account;
                     - do not share the investment experience of the Separate
                       Account; and
                     - have a guaranteed minimum interest rate of 4% per year.

                        Interest beyond 4% is credited at LLANY's discretion.
                    For additional information, see page 10.

                    CHARGES AND FEES

                    You will be charged:

                     - A premium load of no more than 8% from each Premium
                       Payment during the first 15 Policy Years, and no more than 5% thereafter.
                     - A $10 monthly deduction for administrative purposes.
                     - A monthly maximum charge of $0.15 per $1000 of initial
                       Specified Amount for distribution associated expenses for the first 120 months from issue date or from the date of an increase in Specified Amount. If an increase occurs, your current insurance age will be your issue age for the new coverage.
                     - A Cost of Insurance charge based on sex, issue age,
                       duration and premium class of each Insured.
                     - A daily mortality and expense risk charge which is at an annual rate of 0.80% and is guaranteed not to exceed that.

                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table on page 6 shows you the current expense levels for each Fund.

                    Each Policy Year you will be allowed to make 12 transfers between funding options. Beyond 12, a $25 fee may apply. (See page 15.)


                    SURRENDER IN FULL. You may surrender the Policy in full. If you do so during the first 15 policy years we retain a certain amount as a Surrender Charge, and deduct it from the amount due you. Also, if you surrender in full during the first 15 years of any increase in Specified Amount, we retain a certain amount as a Surrender Charge for surrendering the increase, in addition to any existing surrender charge for the original Policy. In the event of a full surrender of the Policy, the maximum Surrender Charge per $1,000 of Specified Amount will not exceed $37.40. PARTIAL SURRENDER. Each time you request a partial surrender of your Policy we charge you an administrative fee of $25, but not more than 2% of the amount withdrawn. (See page 25.)


                    You may borrow within described limits against the Policy. If you borrow against your Policy, interest will be charged to the Loan Account, at an annual interest rate of 8%. For the first ten Policy Years interest will be credited to the Loan Account Value at the annual rate of interest charged for a loan minus 1%. For Policy Years eleven and beyond, interest will be credited at an annual rate equal to the current interest rate charged. (See page 29.)

                    LLANY may derive a profit from its charges and may use these profits to finance distribution of the Policies.

                    FUND EXPENSES

                    The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12b-1 fees for a class of shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts. Future Fund expenses will vary.

                                                                                               TOTAL
                                                                                               ANNUAL
                                                                                                FUND                   TOTAL FUND
                                                                                             OPERATING                 OPERATING
                                                                                              EXPENSES      TOTAL       EXPENSES
                                                                                              WITHOUT      WAIVERS        WITH
                                                         MANAGEMENT     12B-1      OTHER     WAIVERS OR      AND       WAIVERS OR
                                       FUND                 FEES         FEES     EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
                            ---------------------------  -----------   --------   --------   ----------   ----------   ----------
                            AIM V.I. Growth Fund.......     0.63%         N/A       0.10%       0.73%         N/A         0.73%
                            AIM V.I. International
                              Equity Fund..............     0.75%         N/A       0.22%       0.97%         N/A         0.97%
                            AIM V.I. Value Fund........     0.61%         N/A       0.15%       0.76%         N/A         0.76%
                            AFIS Global Small
                              Capitalization Fund
                              Class 2..................     0.78%        0.25%      0.03%       1.06%         N/A         1.06%
                            AFIS Growth Fund
                              Class 2..................     0.38%        0.25%      0.01%       0.64%         N/A         0.64%
                            AFIS Growth Income Fund
                              Class 2..................     0.34%        0.25%      0.01%       0.60%         N/A         0.60%
                            Baron Capital Asset
                              Fund (2).................     1.00%        0.25%      0.63%       1.88%       (0.38%)       1.50%
                            Delaware Devon Series --
                              Standard Class (3a)......     0.65%         N/A       0.10%       0.75%         N/A         0.75%
                            Delaware Emerging Markets
                              Series -- Standard
                              Class (3b)...............     1.25%         N/A       0.28%       1.53%       (0.06%)       1.47%
                            Delaware High Yield Series
                              (formerly Delchester)
                              Standard Class (3c)......     0.65%         N/A       0.07%       0.72%         N/A         0.72%
                            Delaware REIT Series
                              Standard Class (3d)......     0.75%         N/A       0.21%       0.96%       (0.11%)       0.85%
                            Delaware Small Cap Value
                              Series Standard
                              Class (3e)...............     0.75%         N/A       0.10%       0.85%         N/A         0.85%
                            Delaware Trend Series
                              Standard Class (3f)......     0.75%         N/A       0.07%       0.82%         N/A         0.82%
                            Deutsche VIT EAFE Index
                              Fund (4).................     0.45%         N/A       0.70%       1.15%       (0.50%)       0.65%
                            Deutsche VIT Equity 500
                              Index Fund (4)...........     0.20%         N/A       0.23%       0.43%       (0.13%)       0.30%
                            Deutsche VIT Small Cap
                              Index Fund (4)...........     0.35%         N/A       0.83%       1.18%       (0.73%)       0.45%
                            Fidelity VIP Growth
                              Portfolio Service
                              Class (5)................     0.58%        0.10%      0.09%       0.77%         N/A         0.77%
                            Fidelity VIP High Income
                              Portfolio Service
                              Class (5)................     0.58%        0.10%      0.11%       0.79%         N/A         0.79%
                            Fidelity VIP II ContraFund
                              Portfolio -- Service
                              Class (5)................     0.58%        0.10%      0.10%       0.78%         N/A         0.78%
                            Fidelity VIP III Growth
                              Opportunities Portfolio
                              Service Class (5)........     0.58%        0.10%      0.11%       0.79%         N/A         0.79%
                            Janus Aspen Series Balanced
                              Portfolio (Institutional
                              Shares) (6)..............     0.65%         N/A       0.02%       0.67%         N/A         0.67%
                            Janus Aspen Series Global
                              Technology Portfolio
                              (Service Shares) (6).....     0.65%        0.25%      0.13%       1.03%         N/A         1.03%
                            Janus Aspen Series
                              Worldwide Growth
                              Portfolio (6)............     0.65%         N/A       0.05%       0.70%         N/A         0.70%
                            LN Bond Fund...............     0.45%         N/A       0.08%       0.53%         N/A         0.53%
                            LN Capital Appreciation
                              Fund.....................     0.72%         N/A       0.06%       0.78%         N/A         0.78%
                            LN Equity-Income Fund......     0.72%         N/A       0.07%       0.79%         N/A         0.79%
                            LN Global Asset Allocation
                              Fund.....................     0.72%         N/A       0.19%       0.91%         N/A         0.91%
                            LN Money Market Fund.......     0.48%         N/A       0.11%       0.59%         N/A         0.59%
                            LN Social Awareness Fund...     0.33%         N/A       0.05%       0.38%         N/A         0.38%
                            MFS Emerging Growth
                              Series (7)...............     0.75%         N/A       0.09%(1)    0.84%         N/A         0.84%
                            MFS Total Return
                              Series (7)...............     0.75%         N/A       0.15%(1)    0.90%         N/A         0.90%

                                                                                               TOTAL
                                                                                               ANNUAL
                                                                                                FUND                   TOTAL FUND
                                                                                             OPERATING                 OPERATING
                                                                                              EXPENSES      TOTAL       EXPENSES
                                                                                              WITHOUT      WAIVERS        WITH
                                                         MANAGEMENT     12B-1      OTHER     WAIVERS OR      AND       WAIVERS OR
                                       FUND                 FEES         FEES     EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
                            ---------------------------  -----------   --------   --------   ----------   ----------   ----------
                            MFS Utilities
                              Series (7)...............     0.75%         N/A       0.16%(1)    0.91%         N/A         0.91%
                            Neuberger Berman AMT
                              Mid-Cap Growth
                              Portfolio (8)............     0.85%         N/A       0.23%       1.08%       (0.08%)       1.00%
                            Neuberger Berman AMT
                              Partners
                              Portfolio (8)............     0.80%         N/A       0.07%       0.87%         N/A         0.87%
                            Templeton Growth Securities
                              Fund Class 2 (9 a,b,c)...     0.83%        0.25%      0.05%       1.13%         N/A         1.13%
                            Templeton International
                              Securities Fund
                              Class 2 (9 b,d)..........     0.69%        0.25%      0.19%       1.13%         N/A         1.13%

                     ---------------------------------------------------
                     (1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors.

                     (2) The Adviser is contractually obligated to reduce its
                         fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period
                         January 1, 1999 through December 31, 1999 would have been 1.88%.

                     (3) (a) The investment advisor for the Devon Series is
                             Delaware Management Company ("DMC"). Effective
                             May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse each Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next
                             $1,500 million, 0.50% on assets in excess of $2,500 million; all per year.

                         (b) The investment advisor for the Emerging Markets
                             Series is Delaware International Advisers Ltd. ("DIAL"). Effective May 1, 2000 through
                             October 31, 2000, DIAL has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 1.50%. Without such an arrangement, the total annual operating expenses for the Series would have been 1.53%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows:
                             1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million; all per year.

                         (c) The investment advisor for the High Yield
                             Series is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next
                             $1,500 million, 0.50% on assets in excess of $2,500 million; all per year.

                         (d) The investment advisor for the REIT Series is
                             Delaware Management Company ("DMC"). Effective
                             May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, the total annual operating expenses for the Series would have been 0.96%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next
                             $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

                         (e) The investment advisor for the Small Cap Value
                             Series is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next
                             $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

                         (f) The investment advisor for the Trend Series is
                             Delaware Management Company ("DMC"). Effective
                             May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next
                             $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

                     (4) Under the Advisory Agreement with Bankers Trust Company
                         (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Under the Advisory Agreement with the "Advisor", the Small Cap Index Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.45% of average daily net assets. Under the Advisory Agreement the "Advisor", the EAFE Equity Index Fund will pay an advisory fee at an annual percentage rate of 0.45% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.65% of average daily net assets. Without the reimbursement to the Funds for the year ended 12/31/99 total expenses would have been 0.43% for the Equity 500 Index Fund, 1.18% for the Small Cap Index Fund and 1.15% for the EAFE Equity Index Fund.

                     (5) A portion of the brokerage commissions that certain
                         funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or FMR on behalf of certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. The total operating expenses, after reimbursement would have been: Growth 0.75% (service); Contrafund 0.75% (service); Growth Opportunities 0.78% (service).

                     (6) Expenses (except for Global Technology Portfolio) are
                         based upon expenses for the fiscal year ended
                         December 31, 1999, restated to reflect a reduction in the management fee for Worldwide Growth, and Balanced Portfolios. Expenses for Global Technology Portfolio are based on the estimated expenses that the Portfolio expects to incur in its initial fiscal year. All expenses are shown without the effect of expense offset arrangements.

                     (7) Each series has an expense offset arrangement which
                         reduces the series' custodian fee based on the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangement and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had the fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
                            0.83% for Emerging Growth Series
                           0.89% for Total Return Series
                           0.90% for Utilities Series

                     (8) Expenses reflect expense reimbursement. Neuberger
                         Berman Management Inc. ("NBMI") has undertaken through May 1, 2001 to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed in the aggregate, 1.0% of the AMT Mid-Cap Growth Portfolio's average daily net asset value. Absent such reimbursement, Total Annual Expenses for the portfolio for the year ended December 31, 1999 would have been 1.08%.

                     (9) (a) The fund administration fee is paid indirectly
                             through the management fee.

                         (b) The fund's class 2 distribution plan or
                             "rule 12b-1 plan" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

                         (c) On 2/8/00, a merger and reorganization was approved
                             that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's expenses after 5/01/00 would be estimated as: Management Fees 0.80%, Distribution and Service Fees 0.25%, Other Expenses 0.05%, and Total Fund Operating Expenses 1.10%.

                         (d) On 2/8/00, shareholders approved a merger and
                             reorganization that combined the fund with the Templeton International Equity Fund. The shareholders of that fund approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund.

                             However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

                    CHANGES IN SPECIFIED AMOUNT

                    The Initial Specified Amount is the amount originally chosen by the Policy Owner and is equal to the Death Benefit.

                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum specified amount is currently $250,000. Such changes will affect other aspects of your Policy. See page 26.

LLANY, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT

                    Lincoln Life & Annuity Company of New York is a life insurance company chartered under New York law on June 6, 1996. Wholly-owned by The Lincoln National Life Insurance Company ("Lincoln Life") and in turn by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed to sell life insurance and annuity contracts in New York. Its principal office is at 120 Madison Street, Suite 1700, Syracuse, NY 13202. LLANY, Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.

                    LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Account R") is a "separate account" established pursuant to a resolution of the Board of Directors of LLANY. Under New York law, the assets of Account R attributable to the Policies, though LLANY's property, are not chargeable with liabilities of any other business of LLANY and are available first to satisfy LLANY's obligations under the Policies. Account R's income, gains, and losses are credited to or charged against Account R without regard to other income, gains, or losses of LLANY. Account R's values and investment performance are not guaranteed. Account R is registered with the Securities and Exchange Commission (the "Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account R's or LLANY's management, investment practices, or policies. LLANY has other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.

                    Account R is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds or the Fixed Account available as funding vehicles under the Policies. On each Valuation Day, Net Premium Payments allocated to Account R will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account R are raised by selling Fund shares at net asset value.

                    The Funds are listed with their investment objectives, which they may or may not achieve. (See "FUNDS.") More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if in our sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a Sub-Account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of LLANY's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to finetune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract," (see "TAX ISSUES"), an Owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.

                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's ages. (See "DEATH BENEFITS.") The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.

                    There are costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) as is true with investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 1) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.

                    REPLACEMENTS

                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, an applicant should consider a number of matters. Will any commission will be paid to an agent or any other person with respect to the replacement? Are coverages and comparable values are available from the Policy, as compared to his or her existing policy? For example, the Insureds may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

APPLICATION

                    Any person who wants to buy a Policy must first complete an application on a form provided by LLANY.

                    A complete application identifies the prospective Insureds and provides sufficient information about them to permit LLANY to begin underwriting the risks under the Policy. We require medical history and examination of each of the Insureds. LLANY may decline to provide insurance on the lives of the Insureds or, if it agrees to provide insurance, it may place one or both Insureds into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by Age and gender of the Insureds.

                    The applicant will select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds payable on the Second Death, the initial face amount (the Initial Specified Amount) of the Death Benefit and which of two methods of computing the Death Benefit is to be used. (See "DEATH BENEFITS."). The applicant will also indicate both the frequency and amount of Premium Payments. (See "PREMIUM FEATURES.") The applicant must also determine how Policy values are initially to be allocated among the available funding options following the expiration of the Right-to-Examine Period. (See "RIGHT-TO-EXAMINE PERIOD").

OWNERSHIP

                    The Owner is the person or persons named as Owner in the application, and on the Date of Issue will usually be identified as Owner in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insureds are the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the lives of each of the Insureds under applicable state law. The Owner may be either or both of the Insureds, or any other natural person or non-natural entity. The Owner owns and exercises the rights under the Policy prior to the Second Death.

                    The Owner is the person who is ordinarily entitled to exercise the rights under the Policy so long as either of the Insureds is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.

                    If the Owner is a person other than the last surviving Insured, and that Owner dies before the Second Death, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to LLANY.

BENEFICIARY

                    The Beneficiary is designated by the Owner or the Applicant and is the person who will receive the Death Benefit proceeds payable under the Policy. The person or persons named in the application as Beneficiary are the Beneficiaries of the Death Benefit under the Policy. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to LLANY.

                    Except when LLANY has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while either of the Insureds is living. Any request for a change in the Beneficiary must be in a written form satisfactory to LLANY and submitted to LLANY. Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. On recordation, the change of Beneficiary will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded.

                    If any Beneficiary dies before the Second Death, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to LLANY. If no named Beneficiary survives the Second Death, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.

INSUREDS

                    There are two Insureds under the Policy. At the Date of Issue of the Policy the Owner must have an insurable interest in each of the Insureds. On the Second Death, a Death Benefit is payable under the Policy.

THE POLICY

                    The Policy is the life insurance contract described in this Prospectus. The Date of Issue is the date on which LLANY begins life insurance coverage under a Policy. A Policy Year is each twelve month period, beginning with the Date of Issue, during which the Policy is in effect. The Policy Anniversary is the day of the year the Policy was issued.

                    On issuance, a Policy will be delivered to the Owner. The Policy sets forth the terms of the Policy, as applicable to the Owner, and should be reviewed by the Owner on receipt to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on the books and records of LLANY. Possession of the Policy does not represent ownership or the right to exercise the incidents of ownership with respect to the Policy. If the Owner loses the form of Policy, LLANY will issue a replacement on request. LLANY may impose a Policy replacement fee.

                    POLICY SPECIFICATIONS

                    The Policy includes a Policy Specifications page, with supporting schedules, in which is set forth certain information applicable to the specific Policy. This information includes the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insureds, the issue Ages, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guarantee Maximum Cost of Insurance Rates.

PREMIUM FEATURES

                    The Policy permits flexible premium payments, meaning that the Owner may select the frequency and the amount of Premium Payments. After the Initial Premium Payment is paid there is no minimum premium required. The initial Premium Payment is due on the Effective Date (the date on which the initial premium is applied to the Policy) and must be equal to or exceed the amount necessary to provide for two Monthly Deductions.

                    PLANNED PREMIUMS; ADDITIONAL PREMIUMS

                    "Planned Premiums" are the amount of premium (as shown in the Policy Specifications) the applicant chooses to pay LLANY on a scheduled basis. This is the amount for which LLANY sends a premium reminder notice.

                    Any subsequent Premium Payments (Additional Premiums) must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by LLANY. Planned Premiums may be billed with an annual, semiannual, or quarterly frequency. Pre-authorized automatic additional premium payments can also be arranged at any time.

                    Unless specifically otherwise directed, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy lapse) will be applied first to reduce Policy indebtedness. There is no premium load on such payments to the extent applied to reduce indebtedness.

                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS

                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and LLANY's right to limit the amount or frequency of Additional Premiums.

                    LLANY may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If LLANY is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    LLANY may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    We deduct a maximum of 8% up-front from each Premium Payment during the first 15 years and a maximum of 5% up-front thereafter. This amount, sometimes referred to as premium load, covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by LLANY. The Premium Payment, net of the premium load, is called the "Net Premium Payment."

RIGHT-TO-EXAMINE PERIOD

                    The Owner may return the Policy to LLANY for cancellation as follows. If the Owner mails or delivers the Policy to the Administrative Office on or before 10 days after delivery of the Policy (60 days for Policies issued in replacement of other insurance) and notice of surrender rights to the Owner, (Right-to-Examine Period) LLANY will refund to the Owner all Premium Payments.

                    Any Premium Payments received by LLANY before the end of the Right-to-Examine Period will be held in the Money Market Sub-Account, and will be allocated to the Sub-Accounts designated by the Owner at the end of a Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, we will return any Premium Payments within seven days, although any refund of a Premium Payment made by check may be delayed until the check clears.

TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    The allocation of Net Premium Payments among the Fixed Account and the Sub-Accounts may be set forth in the application. An Owner may change the allocation of future Net Premium Payments at any time. In any allocation, the amount allocated to any Sub-Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account Value of less than $2,500. LLANY, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    TRANSFERS

                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the younger Insured reaches or would have reached Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.

                    Transfer of amounts of at least $500 from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to the lesser of (a) 25% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) or (b) $250,000 to one or more Sub-Accounts. Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge, and any value remaining in a Sub-Account after a transfer must be at least $500. LLANY reserves the right to impose a charge for each transfer request in excess of 12 requests in any Policy Year. LLANY may further limit transfers from the Fixed Account at any time.

                    Transfers must be made in proper written form, unless the Owner has given written authorization to LLANY to accept telephone transactions. Contact our Administrative Office for authorization forms and information on permitted telephone transactions. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effected as of that day. Otherwise, requests will be effective as of the next Valuation Day.

                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account or the Fixed Account to be less than $500 will result in those remaining Accumulation Units being canceled and their aggregate value reallocated proportionately among the other Sub-Accounts and the Fixed Account to which Policy values are then allocated.

                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, but may participate in only one program at any time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. LLANY may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form or by telephone, if adequately authenticated; or (4) if the Policy is surrendered.

                    Currently, there is no charge for Dollar Cost Averaging, but LLANY reserves the right to impose a charge.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Sub-Account (e.g. 20% Money Market,
                    50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone, if adequately authenticated.

                    Currently, there is no current charge for Automatic Rebalancing, but LLANY reserves the right to impose a charge.

POLICY VALUES

                    The "Accumulation Value" is the sum of the Fixed Account Value, Separate Account Value and the Loan Account Value. The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to fund Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require additional premium payments beyond those expected to maintain the level of coverage or to avoid lapse of the Policy. We strongly suggest you review periodic statements to see if additional premium payments must be made to avoid lapse of the Policy.

                    We will tell you at least annually the Accumulation Value, the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Sub-Account values, the Fixed Account Value and the Loan Account Value.

                    ACCUMULATION VALUE

                    The portion of a Premium Payment, after the deduction for the premium load, is the "Net Premium Payment." It is the Net Premium Payment that is available for allocation to the Fixed Account or the Sub-Accounts.

                    We credit a Net Premium Payment to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office. The Valuation Period is the time between Valuation Days, and a Valuation Day is every day on which the New York Stock Exchange is open and trading unrestricted. Accumulation Units are valued on every Valuation Day.

                    The Accumulation Value of a Policy is determined by:
                    (1) multiplying the total number of Accumulation Units credited to the Policy for each Sub-Account by its appropriate current Accumulation Unit Value; (2) if a combination of Sub-Accounts is elected, totaling the resulting values; and
                    (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.

                    SEPARATE ACCOUNT VALUE

                    The Separate Account Value is the portion of the Accumulation Value attributable to the Separate Account.

                    ACCUMULATION UNIT VALUE

                    All or a part of a Net Premium Payment allocated to a Sub-Account is converted into Accumulation Units by dividing the amount allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account calculated at the end of the Valuation Period in which it is received at the Administrative Office. The Accumulation Unit value for each Sub-Account was initially established at $10.00. It may thereafter increase or decrease from one Valuation Period to the next. Allocations to Sub-Accounts are made only as of the end of a Valuation Day.

                    ACCUMULATION UNITS

                    An Accumulation Unit is a unit of measure used in the calculation of the value of each Sub-Account. The Accumulation Unit value will be as determined for the Valuation Period during which a Premium Payment or request for transfer is received by LLANY. The Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:

                       1.The total value of Fund shares held in the Sub-Account
                         is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

                       2.The liabilities of the Sub-Account at the end of the
                         Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by LLANY that LLANY determines result from the operations of the Separate Account; and

                       3.The result of (2) is divided by the number of
                         Accumulation Units outstanding at the beginning of the Valuation Period.

                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Sub-Account will result in the cancellation of Accumulation Units that have an aggregate value on the date of such deduction equal to the total amount by which the Sub-Account is reduced.

                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account and fees and charges under the Policy.

                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE

                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to LLANY's General Account through payment of premiums or through transfers from the Separate Account. LLANY guarantees the Fixed Account Value.

                    NET ACCUMULATION VALUE

                    The Net Accumulation Value is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.

FUNDS

                    Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below.

                    The portfolios, their investment advisers and distributors, and the Funds within each that are available under the Policies are:

                    AIM VARIABLE INSURANCE FUNDS, managed by A I M
                    Advisors, Inc., and distributed by A I M Distributors Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173

                        AIM V.I. Growth Fund
                        AIM V.I. International Equity Fund
                        AIM V.I. Value Fund

                    AMERICAN FUNDS INSURANCE SERIES (ALSO KNOWN AS AMERICAN VARIABLE INSURANCE SERIES), managed by Capital Research and Management Company and distributed by American Funds Distributors, Inc., 333 South Hope Street, Los Angeles, CA 90071

                        AFIS Global Small Capitalization Fund -- Class 2 AFIS Growth Fund -- Class 2
                        AFIS Growth-Income Fund -- Class 2

                    BARON CAPITAL FUNDS TRUST, managed by BAMCO, Inc. and distributed by Baron Capital Inc. , 767 Fifth Avenue, New York, NY 10153

                        Baron Capital Asset Fund -- Insurance Shares

                    DELAWARE GROUP PREMIUM FUND, managed by Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 and for International and Emerging Markets, Delaware International Advisers, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                        Devon Series -- Standard Class
                        Emerging Markets Series -- Standard Class
                        High Yield Series -- Standard Class (formerly Delchester
                    Series)
                        REIT Series -- Standard Class
                        Small Cap Value Series -- Standard Class
                        Trend Series -- Standard Class

                    DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST (FORMERLY BT INSURANCE FUNDS TRUST), managed by Bankers Trust Company, 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006 and distributed by Provident Distributors, Inc., Four Falls Corporate Center, West Conshohocken PA 19428

                        EAFE-Registered Trademark- Equity Index Fund
                        Equity 500 Index Fund
                        Small Cap Index Fund

                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND, FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, AND FIDELITY VARIABLE INSURANCE PRODUCTS FUND III, managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, Inc., 82 Devonshire Street, Boston, MA 02109

                        Fidelity VIP Growth -- Service Class
                        Fidelity VIP High Income -- Service Class
                        Fidelity VIP II Contrafund Portfolio -- Service Class Fidelity VIP III Growth Opportunities Portfolio --
                    Service Class

                    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, managed by Templeton Investment Counsel, Inc. Broward Financial Centre, STE 2100 Fort Lauderdale FL 33394 and its Templeton and Franklin affiliates and distributed by Franklin Templeton Distributors, Inc. 777 Mariners Island Blvd. San Mateo CA 94403-7777

                        Templeton Growth Securities Fund -- Class 2 (formerly Templeton Stock Fund)
                        Templeton International Securities Fund -- Class 2 (formerly Templeton International Fund)

                    JANUS ASPEN SERIES, managed by Janus Capital and distributed by Janus Distributors, Inc., 100 Fillmore Street, Denver, CO 80206-4928.

                        Janus Aspen Series Balanced Portfolio -- Institutional
                    Shares
                        Janus Aspen Series Global Technology Portfolio --
                    Service Shares
                        Janus Aspen Series Worldwide Growth Portfolio --
                    Institutional Shares

                    LINCOLN NATIONAL FUNDS, managed by Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne IN 46802, and distributed by Lincoln Financial
                    Advisors, Corp., 350 Church Street, Hartford, CT 06103. Sub-advisors are also noted.

                        LN Bond Fund, Inc.
                        LN Capital Appreciation Fund, Inc. (Sub-advised by Janus
                    Capital Corp.)
                        LN Equity-Income Fund, Inc. (Sub-advised by Fidelity
                    Management Trust Co.)
                        LN Global Asset Allocation Fund, Inc. (Sub-advised by
                    Putnam Investment Management, Inc.)
                        LN Money Market Fund, Inc.
                        LN Social Awareness Fund, Inc. (Sub-advised by Vantage
                    Investment Advisors Inc.)

                    Lincoln Investment Management, Inc. (Lincoln Investment) has informed the funds to which it provides advisory services that it intends to merge into a newly created series of its affiliate, Delaware Management Business Trust, during the second or third quarter of 2000. Lincoln Investment does not expect the merger to result in any change in the level of advisory services that it currently provides to these funds, although there may be some changes in, and additions to, personnel. See the prospectuses for these funds for more information.

                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                        MFS Emerging Growth Series
                        MFS Total Return Series
                        MFS Utilities Series

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, managed and distributed by Neuberger Berman Management Inc., 605 Third Avenue, 2nd Floor, New York, NY 10158-0006

                        NB AMT Mid-Cap Growth Portfolio
                        NB AMT Partners Portfolio

                    The investment advisory fees charged the Funds by their advisers are shown listed under "Fund Expenses" in this Prospectus.

                    Below is a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    The investment objectives and policies of certain trusts are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser. The investment results of the Trusts, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Trusts will be comparable to the investment results of any other Fund, even if the other fund has the same investment adviser.

                    AIM V.I. GROWTH FUND: Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Focus is on companies that have experienced above-average growth in earnings and have excellent prospects for future growth.

                    AIM V.I. INTERNATIONAL EQUITY FUND: Seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

                    AIM V.I. VALUE FUND: Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its investment advisor to be undervalued relative to the investment advisor's appraisal of current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

                    AFIS GLOBAL SMALL CAPITALIZATION FUND -- CLASS 2: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalization of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

                    AFIS GROWTH FUND -- CLASS 2: Seeks to make you investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

                    AFIS GROWTH-INCOME FUND -- CLASS 2: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

                    BARON CAPITAL ASSET FUND -- INSURANCE SHARES: Seeks to purchase stocks judged by the advisor to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.

                    DELAWARE GROUP DEVON SERIES -- STANDARD CLASS: Seeks growth and income by investing primarily in income-producing stocks that the manager believes have the potential for above-average dividend increases over time. This fund blends traditional growth and value investment styles.

                    DELAWARE GROUP EMERGING MARKETS SERIES -- STANDARD CLASS:
                    Seeks long-term growth by investing primarily in stocks of companies located or operating in emerging or developing countries.

                    DELAWARE GROUP HIGH YIELD SERIES -- STANDARD CLASS: Seeks total return and as a secondary objective, high current income. The Series invests in rated and unrated corporate bonds, (including high-risk, high yield bonds commonly known as junk bonds), foreign bonds, U.S. government securities and commercial paper. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

                    DELAWARE GROUP REIT SERIES -- STANDARD CLASS: Seeks to achieve maximum long-term total return by investing primarily in the securities of real estate investment trusts and real estate operating companies.

                    DELAWARE GROUP SMALL CAP VALUE SERIES -- STANDARD CLASS:
                    Seeks growth by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.

                    DELAWARE GROUP TREND -- STANDARD CLASS: Seeks long-term growth by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.

                    DEUTSCHE VIT EAFE-REGISTERED TRADEMARK- FUND: Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Europe, Australia, Far East Index (the EAFE-Registered Trademark- Index), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside of the United States.

                    DEUTSCHE VIT EQUITY 500 FUND: Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Price Index, before the deduction of the Fund expenses.

                    DEUTSCHE VIT SMALL CAP INDEX FUND: Seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of approximately 2,000 small capitalization common stocks.

                    FIDELITY VIP GROWTH PORTFOLIO -- SERVICE CLASS: Seeks long-term capital appreciation. The portfolio normally purchases common stocks.

                    FIDELITY VIP HIGH INCOME PORTFOLIO -- SERVICE CLASS: Seeks high current income by investing at least 65% of total assets in income-producing debt securities, with an emphasis on lower quality securities.

                    FIDELITY VIP II CONTRAFUND PORTFOLIO -- SERVICE CLASS: Seeks capital appreciation by investing primarily in securities of companies whose value the advisor believes is not fully recognized by the public.

                    FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO -- SERVICE
                    CLASS: Seeks capital growth by investing primarily in common stocks.

                    JANUS ASPEN SERIES BALANCED PORTFOLIO -- INSTITUTIONAL
                    SHARES: Seeks long term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

                    JANUS ASPEN SERIES GLOBAL TECHNOLOGY -- SERVICE SHARES:
                    Seeks long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. and foreign companies, selected for their growth potential. Normally, it invests at least 65% of its total assets in securities or companies that the portfolio manager believes will benefit significantly from advancements or improvements in technology.

                    JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO -- INSTITUTIONAL SHARES: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world.

                    The Portfolio normally invests in insurers from at least 5 different countries, including the U.S. The Portfolio may at times invest in fewer than five countries or even a single country.

                    LINCOLN NATIONAL BOND FUND: Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

                    LINCOLN NATIONAL CAPITAL APPRECIATION FUND: Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk (high risk) bonds.

                    LINCOLN NATIONAL EQUITY-INCOME FUND: Seeks reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks with some high-yielding bonds (including junk bonds).

                    LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND: Seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign insurers.

                    LINCOLN NATIONAL MONEY MARKET FUND: Seeks maximum current income consistent with the preservation of capital. The fund invests in short term obligations issued by U.S. corporations, the U.S. government, and federally-chartered banks and U.S. branches of foreign banks.

                    LINCOLN NATIONAL SOCIAL AWARENESS FUND: Seeks to achieve long-term capital appreciation, by investing in stocks of established companies which adhere to certain specific social criteria.

                    MFS EMERGING GROWTH SERIES: Seeks to provide long-term growth of capital.

                    MFS TOTAL RETURN SERIES: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

                    NB AMT MID-CAP GROWTH PORTFOLIO: Seeks capital appreciation by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach.

                    NB AMT PARTNERS PORTFOLIO: Seeks capital growth by investing mainly in common stocks of mid- to large capitalization established companies using the value-oriented investment approach. Neuberger Berman Management Inc. serves as the Fund's investment adviser. Neuberger Berman, LLC serves as the Fund's investment sub-adviser.

                    TEMPLETON GROWTH SECURITIES FUND -- CLASS 2 (FORMERLY TEMPLETON STOCK FUND): Seeks long-term capital growth. Invests primarily in stocks of companies in various nations throughout the world including the U.S. and emerging markets. Templeton Investment Counsel, Inc. serves as the Fund's investment advisor.

                    TEMPLETON INTERNATIONAL SECURITIES FUND -- CLASS 2 (FORMERLY TEMPLETON INTERNATIONAL FUND): Seeks long-term capital growth. It invests primarily in stocks of companies outside the United States, including emerging markets. Templeton Investment Counsel, Inc. serves as Fund's investment advisor.

                    Several of the Funds may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses. Please review the Fund prospectuses carefully.

                    There is no assurance that the investment objective of any of the Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. There is investment performance risk in each of the Sub-Accounts, although the amount of such risk varies significantly among the Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments, with prior approval of the New York Insurance Department. The right to select among Funds will be limited by the terms and conditions imposed by LLANY (SEE ALLOCATION OF NET PREMIUM PAYMENTS).

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Separate Account or if, in the judgment of LLANY, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, LLANY may substitute shares of another Fund. A substituted fund may have higher charges than the one it replaces. There will be no substitution of securities in any Sub-Account without prior approval of the Securities and Exchange Commission.

                    VOTING RIGHTS

                    LLANY will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. LLANY will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The Funds do not hold regular meetings of shareholders.

                    To determine how many votes each Policyowner is entitled to direct with respect to a Fund, first LLANY will calculate the dollar amount of your account value attributable to that Fund. Second we will divide that amount by $100.00. The result is the number of votes you may direct.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    FUND PARTICIPATION AGREEMENTS

                    LLANY has entered into agreements with the various Trusts and their advisers or distributors under which LLANY makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate LLANY at annual rates of between .10% and .25% of assets in a particular Fund attributable to the Policies.

CHARGES AND FEES

                    LLANY deducts charges in connection with the Policy to compensate it for providing the insurance benefit set forth in the Policy, administering the Policy, assuming certain risks in connection with the Policy and for incurring expenses associated with the distribution of the Policy.

                    The nature and amount of these charges are as follows:

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    We deduct a maximum of 8% up-front from each premium payment during the first 15 years and a maximum of 5% up-front thereafter. This amount, sometimes referred to as "premium load," covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. The Premium Payment, net of the premium load, is called the "Net Premium Payment."

                    DEDUCTIONS MADE MONTHLY

                    We make various expense deductions monthly. The Monthly Deduction, including the Cost of Insurance Charge and charges for supplemental riders or benefits, if any, is made from the Net Accumulation Value.

                    The Monthly Deductions are deducted proportionately from the value of each underlying investment subject to the charge. In the case of Sub-Accounts, Accumulation Units are canceled and the value of the canceled Accumulation Units is withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day starting on the Date of Issue. The Monthly Anniversary Day under the Policy is the same day of each month as the Date of Issue, provided that if there is no such date in a given month, it is the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

                    If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day period (Grace Period) to make a payment sufficient to cover that deduction. (See "LAPSE AND REINSTATEMENT.")

                    MONTHLY DEDUCTION

                    You will be charged a monthly maximum charge of $0.15 per $1,000 of Initial Specified Amount for the first 120 months from issue date or from the date of an increase in Specified Amount. If an increase occurs, your current insurance age will be your issue age for the new coverage. You will be charged a $10 monthly fee for administrative purposes.

                    These charges compensate LLANY for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE

                    The "Cost of Insurance" charge is the portion of the Monthly Deduction designed to compensate LLANY for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.

                    The Cost of Insurance charge depends on the Age (the age of the subject person at his/ her nearest birthday), underwriting category and gender (in accordance with state law) of both Insureds and the current "Net Amount at Risk" (Death Benefit minus the Accumulation Value). The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insureds age, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.

                    The Cost of Insurance charge is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by LLANY. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO, Male or Female); or, for unisex rates, on the 1980 CSO-B Table.

                    MORTALITY AND EXPENSE RISK CHARGE

                    LLANY deducts a daily mortality and expense risk charge as a percentage of the assets of the Separate Account. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred is issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is currently at an annual rate of 0.80%, and guaranteed not to exceed that.

                    SURRENDER CHARGES

                    A generally declining Surrender Charge will apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insureds, the number of years since the Date of Issue, and Specified Amount. The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The maximum Surrender Charge is included in each Policy and is in compliance with state nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 1 by subtracting "Surrender Value" from "Total Accumulation Value" on any chosen set of investment return assumptions.


                    The Surrender Charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. For example, assuming issue ages 80, the first year Surrender Charge is $37.40 per $1000 of Specified Amount. At issue ages 65 it is $25.10 per $1000 of Specified Amount, at issue ages 55 it is $13.68 per $1000 of Specified Amount, and at issue ages 25 it is $2.87 per $1000 of Specified Amount. These calculations assume both insureds are the same age. The Surrender Charge cannot exceed Policy value but may equal Policy Value, especially during the first two Policy Years. All Surrender Charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 1 for issue ages 55 and 65.


                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. LLANY may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount surrendered) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.

                    Any surrenders, full or partial, may result in tax implications. (SEE TAX ISSUES)

                    Based on its actuarial determination, LLANY does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which LLANY will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of LLANY, which supports insurance and annuity obligations.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    LLANY reserves the right to impose a charge for each transfer request in excess of 12 in any Policy Year. A single transfer request may consist of multiple transactions.

DEATH BENEFITS

                    The Death Benefit Proceeds is the amount payable to the Beneficiary upon the Second Death (the death of the second of the two Insureds to die), in accordance with the Death Benefit Option elected. Loans (if any) and overdue deductions are deducted from the Death Benefit Proceeds prior to payment.

                    The applicant must select the Specified Amount of the Death Benefit, which may not be less than $250,000 and the Death Benefit Option. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required on the Second Death and the Owner's ability to make Premium Payments. In evaluating this decision, the applicant should consider that the greater the Net Amount at Risk, the greater the monthly deductions for the Cost of Insurance.

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available under the Policy. The Death Benefit Proceeds payable under the Policy is the greater of (a) the Corridor Death Benefit or (b) the amount determined under the Death Benefit Option in effect on the date of the Second Death, less (in each case) any indebtedness under the Policy. In the case of Death Benefit Option 1, the Specified Amount is reduced by the amount of any partial surrender. The Corridor Death Benefit is the applicable percentage (the Corridor Percentage) of the Accumulation Value (rather than by reference to the Specified Amount) required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the younger Insured reaches or would have reached Age 40 and decreases in accordance with the table in Appendix 2 of this Prospectus to 100% when the younger Insured reaches or would have reached Age 95.

                    Death Benefit Option 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $250,000). If Option 1 is selected, the Policy pays level Death Benefit Proceeds until the Minimum Death Benefit exceeds the Specified Amount. (See "DEATH BENEFITS," "FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE.")

                    Death Benefit Option 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Accumulation Value as of the date of the Second Death. If Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.

                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below. The ability of the Owner to support the Policy is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted from the value of the Policy to pay the Cost of Insurance.

                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Second Death will revert to LLANY.

                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT

                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum amount of increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to LLANY.

                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount shall be reduced so it thereafter equals (a) the amount payable under the Death Benefit Option in effect immediately before the change, minus (b) the Accumulation Value immediately before the change. In a change from Death Benefit Option 2 to Death Benefit Option 1, the Specified Amount shall be increased so that it thereafter equals the amount payable under the Death Benefit Option in effect immediately before the change.

                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.

                    LLANY may at its discretion decline any request for a change between Death Benefit Options or increase in the Specified Amount. LLANY may at its discretion decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.

                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by LLANY, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.

                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE

                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options is equal to the product of the Accumulation Value and the applicable Corridor Percentage. A table of Corridor Percentages is in Appendix 2.

NOTICE OF DEATH OF INSUREDS

                    Due Proof of Death must be furnished to LLANY at the Administrative Office as soon as reasonably practicable after the death of each Insured. Due Proof of Death must be in proper written form and includes a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to LLANY.

PAYMENT OF DEATH BENEFIT PROCEEDS

                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary after receipt at the Administrative Office of Due Proof of Death of both Insureds. The amount of the Death Benefit Proceeds under Option 2 will be determined as of the date of the Second Death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Separate Account values cannot be determined.

                    SETTLEMENT OPTIONS

                    There are several ways to which the Beneficiary may receive the Death Benefit Proceeds or the Owner may choose to receive payments upon surrender of the Policy.

                    The Owner may elect a Settlement Option before the Second Death; after the Second Death, if the Owner has not irrevocably selected a Settlement Option, the Beneficiary may elect one of the Settlement Options. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.

                    If the Policy is assigned as collateral security, LLANY will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.

                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    There are at least four Settlement Options:

                        The first Settlement Option is an annuity for the lifetime of the payee.

                        The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.

                        Under the third Settlement Option, LLANY makes monthly payments for a stated number of years, at least five but no more than thirty.

                        The fourth Settlement Option, provides that LLANY pays interest annually on the sum left with LLANY at a rate of at least 3% per year, and pays the amount on deposit on the payee's death.

                    Any other Settlement Option offered by LLANY at the time of election may also be selected.

POLICY LIQUIDITY

                    The Policy provides only limited liquidity. Subject to certain limitations, however, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value.

                    POLICY LOANS

                    The Owner may at any time contract for Policy Loans up to an aggregate amount not to exceed 90% of the Surrender Value at the time a Policy Loan is made. It is a condition to securing a Policy Loan that the Owner execute a loan agreement and that the Policy be assigned to LLANY free of any other assignments. The Loan Account is the account in which Policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Fixed Account or the Sub-Accounts. Interest on Policy Loans accrues at an annual rate of 8%, and loan interest is payable to LLANY (for its account) once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.

                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred from the values in the Fixed Account and each Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.

                    We pay interest to your Loan Account value, during the first ten Policy Years, at an annual rate equal to the interest rate you must pay on your loan, minus one percent. This is the "loan spread", and we guarantee it will not exceed 2% per year for Policy Years one through ten. For the eleventh and subsequent Policy Years our current practice is to credit interest at an annual rate equal to your loan rate. We guarantee the loan spread in Policy Years eleven and thereafter will never exceed 1%.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts (including for this purpose the Fixed Account), transfers from each for loans and loan interest will be made in proportion to the assets in each such Sub-Account at that time, unless LLANY is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.

                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Second Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision. (See "LAPSE AND REINSTATEMENT.")

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

                    PARTIAL SURRENDER

                    You may make a partial surrender at any time before the Second Death by request to the Administrative Office in proper written form or by telephone, if you have authorized telephone transactions. For each partial surrender we charge a transaction fee of $25 or 2% of the amount surrendered, whichever is less. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.

                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $250,000, the partial surrender will not be permitted by LLANY. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.

                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless LLANY is instructed otherwise in proper written form at the Administrative Office. LLANY may at its discretion decline any request for a partial surrender.

                    SURRENDER OF THE POLICY

                    You may surrender the Policy at any time. On surrender of the Policy, LLANY will pay you or your assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office. All coverage under the Policy will automatically terminate if the Owner makes a full surrender.

                    SURRENDER VALUE

                    The Surrender Value of a Policy is the amount the Owner can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge (SEE CHARGES AND FEES, Surrender Charge). All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in Appendix 1.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of loans or of the Surrender Value from any Sub-Accounts will be made within 7 days. Payment or transfer from the Fixed Account may be deferred up to six months at LLANY's option. If LLANY exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.

ASSIGNMENT; CHANGE OF OWNERSHIP

                    While either Insured is living, you may assign your rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by you and recorded at the Administrative Office. No assignment will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded. LLANY is not responsible for any assignment not submitted for recording, nor is LLANY responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to LLANY at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.

                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.

                    So long as either Insured is living, you may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded. LLANY may require that the Policy be submitted to it for endorsement before making a change.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY

                    If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient (1) because it has been exhausted by earlier deductions, (2) due to poor investment performance, (3) due to partial surrenders,
                    (4) due to indebtedness for Policy Loans, or (5) because of some combination of the foregoing factors.

                    If LLANY has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, LLANY will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to LLANY on or before the day that is the later of (a) 31 days after the date of mailing of the notice, and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the Grace Period), then the policy shall terminate and all coverage under the policy shall lapse without value. If the Second Death occurs during the Grace Period, Death Benefit Proceeds will be paid, but will be reduced, in addition to any other reductions, by any unpaid Monthly Deductions. If the Second Death occurs after the Policy has lapsed, no Death Benefit Proceeds will be paid.

                    REINSTATEMENT OF A LAPSED POLICY

                    After the Policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, it may be reinstated provided (a) it has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of both insureds is furnished to LLANY and it agrees to accept the risk, (d) LLANY receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated Policy shall be the Monthly Anniversary Day after the date on which LLANY approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.

                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following LLANY approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

COMMUNICATIONS WITH LLANY

                    PROPER WRITTEN FORM

                    When ever this Prospectus refers to a communication "in proper written form," it means in writing, in form and substance reasonably satisfactory to LLANY, received at the Administrative Office.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when both Insureds are at least Age 18 but are less than Age 85.

                    DATE OF COVERAGE

                    The date of coverage will be the Date of Issue, provided both Insureds are alive and prior to any change in the health and insurability of the Insureds as represented in the application.

                    RIGHT TO EXCHANGE THE POLICY

                    The Owner may exchange the policy for separate single life policies on each of the Insureds under any of the following circumstances; 1) a change in the Internal Revenue Code
                    (IRC) that would result in a less favorable tax treatment of the Insurance provided under the policy, 2) the Insureds are legally divorced while the policy is inforce, or 3) the Insureds' business is legally dissolved while the policy is inforce.

                    Such a policy split is subject to all of the following conditions; 1) both insureds are alive and the policy is inforce at the time of the change in circumstances noted above, 2) evidence of insurability satisfactory to Lincoln Life is furnished, unless a) the exchange is applied for within twelve months of the enactment of the change in the IRC, or b) the exchange is applied for within 24 months of the date of legal divorce with the split to become effective after twenty-four months following the date of legal divorce, 3) the amount of insurance of each new policy is not larger than one half of the Amount of Insurance then in force under the policy, 4) the premium for each new policy is determined according to Lincoln Life's rates then in effect for that policy based on each Insured's then attained age and sex, and 5) any other requirements as determined by Lincoln Life are met.

                    The new policies will not take effect until the date all such requirements are met. There will be no surrender charge under the existing policy when it is split into two new policies. However, the two new policies will incur new premium loads, surrender and other charges from the effective date.

                    MATURITY OF THE POLICY

                    If either Insured is still living on the Monthly Anniversary following the younger Insured's 100th birth date, at that point the Policy will terminate and the Owner will receive the Surrender Value.

                    INCONTESTABILITY

                    LLANY will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force for two years from the Date of Issue so long as both Insureds were alive during those two years. For any increase in Specified Amount requiring evidence of insurability, LLANY will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date so long as both Insureds were alive during those two years.

                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of either of the Insureds has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:
                       1. is the Net Amount at Risk at the time of the Second
                          Death;
                       2. is the ratio of the monthly Cost of Insurance applied
                          in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and
                       3. is the Accumulation Value at the time of the Second
                          Death.

                    SUICIDE

                    If the Second Death is by suicide, while sane or insane, within two years from the Date of Issue, LLANY will upon the Second Death pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Second Death is by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, LLANY will upon the Second Death pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    RIDERS

                    Riders may be offered and we may charge for them.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of LLANY.

TAX ISSUES

                    INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

                    TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

                    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than the you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

                    INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                    RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

                    NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

                    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

                    If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

                    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in the your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

                    POLICIES WHICH ARE MECS

                    CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

                    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                    PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age
                    59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                    SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

                    POLICIES WHICH ARE NOT MECS

                    TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

                    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

                    TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the your income.

                    LAST SURVIVOR CONTRACT

                    Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

                    Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured.

                    OTHER CONSIDERATIONS

                    INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

                    COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

                    DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                    FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                    CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                    TAX STATUS OF LLANY

                    Under existing Federal income tax laws, LLANY does not pay tax on investment income and realized capital gains of the Separate Account. LLANY does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

FAIR VALUE OF THE POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insureds grow older. Moreover, on the death of the first of the Insureds to die, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.

DIRECTORS AND OFFICERS OF LLANY

                    The following persons are Directors and Officers of LLANY. Except as indicated below, the address of each is 120 Madison Street, Suite 1700, Syracuse, New York 13202 and each has been employed by LLANY or its affiliates for more than five years.

                                   NAME, ADDRESS AND
                              POSITION(S) WITH REGISTRANT       PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            --------------------------------  ------------------------------------------
                            ROLAND C. BAKER                   President and Director [1/95-present],
                            DIRECTOR                          First Penn- Pacific Life Insurance Co.
                            1801 S. Meyers Rd.                Formerly: Chairman and CEO [7/88-1/95],
                            Oakbrook Terrace, IL 60181        Baker, Rakish, Shipley & Politzer, Inc.
                            J. PATRICK BARRETT                Chairman and Chief Executive Officer,
                            DIRECTOR                          CARPAT Investments [9/87-present];
                            One Telergy Parkway               President, Chief Operating Officer and
                            East Syracuse, NY 13057           Director, Telergy, Inc. [4/98-present];
                                                              Chief Executive Officer and Director,
                                                              Syracuse Executive Air Service, Inc.
                                                              [3/89-present]; Director, Bennington Iron
                                                              Works, Inc. [6/89-present]; Director,
                                                              Coyne Industrial Enterprises Corp.
                                                              [1998-present].

                                   NAME, ADDRESS AND
                              POSITION(S) WITH REGISTRANT       PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            --------------------------------  ------------------------------------------
                            DAVID N. BECKER                   Vice President and Chief Actuarial
                            SECOND VICE PRESIDENT AND         Officer, The Lincoln National Life
                            APPOINTED ACTUARY                 Insurance Co.
                            1300 South Clinton St.
                            Fort Wayne, IN 46802
                            THOMAS D. BELL, JR.               President and Chief Executive Officer
                            DIRECTOR                          Young & Rubicam [1/00-present]. Formerly:
                            285 Madison Avenue                President and Chief Executive Officer
                            New York, NY 10017                [4/95-9/98], Burson- Marstellar; Vice
                                                              Chairman [4/94-5/95], Gulfstream Aerospace
                                                              Corp.
                            JON A. BOSCIA                     President, Chief Executive Officer and
                            DIRECTOR                          Director, Lincoln National Corp.
                            Centre Square, West Tower         [1/98-present]. Formerly: President and
                            Suite 3900                        Chief Executive Officer [10/96-1/98],
                            Philadelphia, PA 19102            President and Chief Operating Officer
                                                              [5/94-10/96] The Lincoln National Life
                                                              Insurance Co.
                            JOANNE B. COLLINS                 President, Treasurer and Director, Lincoln
                            PRESIDENT, TREASURER AND          Life & Annuity Company of New York
                            DIRECTOR                          [8/99-present]; Second Vice President
                                                              Lincoln National Corporation
                                                              [4/96-present]. Formerly: Second Vice
                                                              President [9/84-3/96] Lincoln National
                                                              Corporation-Reinsurance.
                            JOHN H. GOTTA                     Director, Second Vice President and
                            DIRECTOR, SECOND VICE PRESIDENT   Assistant Secretary [12/99-present],
                            AND ASSISTANT SECRETARY           Lincoln Life & Annuity Company of New
                            350 Church Street                 York; Chief Executive Officer of Life
                            Hartford, CT 06103                Insurance, Senior Vice President and
                                                              Assistant Secretary [12/99-present] The
                                                              Lincoln National Life Insurance Company.
                                                              Formerly: Senior Vice President and
                                                              Assistant Secretary [4/98-12/99]; Senior
                                                              Vice President [2/98-4/98]; Vice President
                                                              and General Manager [1/98-2/98] The
                                                              Lincoln National Life Insurance Co; Senior
                                                              Vice President, Connecticut General Life
                                                              Insurance Company [3/96-12/97]; Vice
                                                              President, Connecticut (Massachusetts
                                                              Mutual) Mutual Life Insurance Company
                                                              [8/94-3/96].
                            BARBARA S. KOWALCZYK              Senior Vice President, Corporation
                            DIRECTOR                          Planning [5/94-present] Lincoln National
                            Centre Square West Tower          Corporation.
                            1500 Market Street Suite 3900
                            Philadelphia, PA 19102
                            MARGUERITE L. LACHMAN             Principal [11/99-present], Lend Lease Real
                            DIRECTOR                          Estate Investments. Formerly: Managing
                            437 Madison Avenue, 18th Floor    Director [4/87-11/99], Schroeder Real
                            New York, NY 10022                Estate Associates.
                            LOUIS G. MARCOCCIA                Senior Vice President for Business,
                            DIRECTOR                          Finance and Administrative Services,
                            Syracuse University               Syracuse University [1975-present].
                            Syracuse, NY 13244                Formerly: Auditor [1969-1975] Price
                                                              Waterhouse.
                            TROY D. PANNING                   Second Vice President and Chief Financial
                            SECOND VICE PRESIDENT AND         Officer
                            CHIEF FINANCIAL OFFICER           [11/96-present], Lincoln Life & Annuity
                                                              Company of New York. Formerly: Accountant
                                                              [9/90-11/96] Ernst & Young LLP

                                   NAME, ADDRESS AND
                              POSITION(S) WITH REGISTRANT       PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            --------------------------------  ------------------------------------------
                            JOHN M. PIETRUSKI                 Chairman of the Board, Texas Biotechnology
                            DIRECTOR                          Corp.
                            One Penn Plaza
                            Suite 3408
                            New York, NY 10119
                            LAWRENCE T. ROWLAND               Chairman, Chief Executive Officer,
                            DIRECTOR                          President and Director [10/96-present]
                            1700 Magnavox Way                 Lincoln National Reassurance Co. Formerly:
                            One Reinsurance Place             Senior Vice President [10/95-10/96]; Vice
                            Ft. Wayne, IN 46802               President [10/91-10/95] Lincoln National
                                                              Life Reinsurance Co.
                            RICHARD C. VAUGHAN                Executive Vice President and Chief
                            DIRECTOR                          Financial Officer [1/95-present].
                            Centre Square West Tower          Formerly: Senior Vice President and Chief
                            1500 Market Street Suite 3900     Financial Officer [6/92-1/95] Lincoln
                            Philadelphia, PA 19102            National Corp.

DISTRIBUTION OF POLICIES

                    LLANY intends to offer the Policy in New York. Lincoln Financial Advisors Corporation ("LFA"), an affiliate of LLANY and the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of LFA is 350 Church Street, Hartford, CT 06103.

                    The Policy will be sold by individuals, who in addition to being appointed as life insurance agents for LLANY, are also registered representatives of LFA or other broker-dealers. These representatives ordinarily receive commission and service fees up to 98% of the first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, LLANY may pay equivalent amounts based on Accumulation Value. The selling office receives additional compensation on the first year premium and all additional premiums. In some situations, the selling office may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from LLANY's resources, which include sales charges made under this Policy.

CHANGES OF INVESTMENT POLICY

                    LLANY may materially change the investment policy of the Separate Account. LLANY must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders LLANY's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by LLANY on the life of the Insureds. The Owner has the later of 60 days from the date of the investment policy change or 60 days from being informed of such change to make this conversion. LLANY will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

OTHER CONTRACTS ISSUED BY LLANY

                    LLANY from time to time offers other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of LLANY.

STATE REGULATION

                    LLANY is subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. An annual statement in a prescribed form is filed with the New York Insurance Department each year covering the operation of LLANY for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine LLANY's contract liabilities and reserves so that the Insurance Department may certify the items are correct. LLANY's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the New York Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.

REPORTS TO OWNERS

                    LLANY maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.

                    Owners will also be sent annual reports containing financial statements for the Separate Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

                    LLANY is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's,
                    Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of LLANY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. LLANY may advertise these ratings from time to time. In addition, LLANY may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend LLANY or the Policies. Furthermore, LLANY may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

                    At this time, LLANY is not involved in any material litigation. From time to time, legal proceedings arise which generally are routine and in the ordinary course of business.

EXPERTS

                    The financial statements of the Separate Account and the statutory-basis financial statements of LLANY appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which appear elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the Opinion filed as an Exhibit to the Registration Statement.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert O. Sheppard, Esq., as stated in the Opinion filed as an Exhibit to the Registration Statement.

REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, LLANY, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefit Proceeds may be different. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.

                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.80% of the daily net asset value of the Separate Account. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.82% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1999.

                    Considering charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at annual rates of -1.61%, 4.30% and 10.20% on a current basis, -1.61%, 4.30%
                    and 10.20% on a guaranteed basis.

                    The illustrations also reflect the fact that LLANY makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.

                    The illustrations also reflect the fact that LLANY deducts a premium load of 8.0% from each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that LLANY will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.

                    In addition, the illustrations reflect the fact that LLANY deducts a monthly administrative charge at the beginning of each Policy Month. The monthly administrative expense charge is a flat charge per month for all years current values reflect a current flat dollar monthly administrative expense charge of $10.

                    Upon request, LLANY will furnish a comparable illustration based on the proposed insureds' ages, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,500 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT           DEATH BENEFIT PROCEEDS         TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST    ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF   SURRENDER
 YEAR    PER YEAR    GROSS 0%   GROSS 6%   GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%   CHARGE
------  -----------  ---------  ---------  ---------  --------  --------  ---------  --------  --------  ---------  ---------

   1       14,175    1,000,000  1,000,000  1,000,000   10,433    11,115     11,797         0         0          0    13,680
   2       29,059    1,000,000  1,000,000  1,000,000   20,588    22,598     24,692     6,908     8,918     11,012    13,680
   3       44,687    1,000,000  1,000,000  1,000,000   30,392    34,388     38,716    17,132    21,128     25,456    13,260
   4       61,096    1,000,000  1,000,000  1,000,000   39,820    46,466     53,956    27,060    33,706     41,196    12,760
   5       78,326    1,000,000  1,000,000  1,000,000   48,845    58,813     70,507    36,645    46,613     58,307    12,200

   6       96,417    1,000,000  1,000,000  1,000,000   57,432    71,402     88,467    45,712    59,682     76,747    11,720
   7      115,413    1,000,000  1,000,000  1,000,000   65,536    84,193    107,935    54,416    73,073     96,815    11,120
   8      135,359    1,000,000  1,000,000  1,000,000   73,094    97,128    129,011    63,214    87,248    119,131     9,880
   9      156,302    1,000,000  1,000,000  1,000,000   80,022   110,128    151,784    71,382   101,488    143,144     8,640
  10      178,292    1,000,000  1,000,000  1,000,000   86,222   123,097    176,352    78,822   115,697    168,952     7,400

  11      201,381    1,000,000  1,000,000  1,000,000   93,259   137,655    204,603    87,079   131,475    198,423     6,180
  12      225,625    1,000,000  1,000,000  1,000,000   99,339   152,056    235,090    94,399   147,116    230,150     4,940
  13      251,082    1,000,000  1,000,000  1,000,000  104,356   166,197    268,005   100,656   162,497    264,305     3,700
  14      277,811    1,000,000  1,000,000  1,000,000  108,205   179,978    303,587   105,745   177,518    301,127     2,460
  15      305,876    1,000,000  1,000,000  1,000,000  110,746   193,264    342,097   109,506   192,024    340,857     1,240

  20      468,710    1,000,000  1,000,000  1,000,000   95,784   245,373    592,952    95,784   245,373    592,952         0
  25      676,532            0  1,000,000  1,056,354        0   224,995   1,006,051        0   224,995   1,006,051        0
  30      941,771            0          0  1,783,597        0         0   1,698,663        0         0   1,698,663        0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 6 of this Prospectus.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,500 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS


        PREMIUMS
        ACCUMULATED
           AT                                         TOTAL ACCUMULATION VALUE          SURRENDER VALUE
END OF     5%           DEATH BENEFIT PROCEEDS       ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF
POLICY  INTEREST      ANNUAL INVESTMENT RETURN OF     GROSS    GROSS               GROSS    GROSS              SURRENDER
YEAR    PER YEAR    GROSS 0%   GROSS 6%   GROSS 12%    0%       6%     GROSS 12%    0%       6%     GROSS 12%  CHARGE
  --     -------    ---------  ---------  ---------  -------  -------  ---------  -------  -------  ---------   ------

   1      14,175    1,000,000  1,000,000  1,000,000  10,433   11,115     11,797        0        0          0    13,680
   2      29,059    1,000,000  1,000,000  1,000,000  20,693   22,707     24,803    7,013    9,027     11,123    13,680
   3      44,687    1,000,000  1,000,000  1,000,000  30,782   34,795     39,141   17,522   21,535     25,881    13,260
   4      61,096    1,000,000  1,000,000  1,000,000  40,700   47,402     54,946   27,940   34,642     42,188    12,760
   5      78,326    1,000,000  1,000,000  1,000,000  50,451   60,547     72,375   38,251   48,347     60,175    12,200

   6      96,417    1,000,000  1,000,000  1,000,000  60,036   74,254     91,586   48,316   62,534     79,866    11,720
   7     115,413    1,000,000  1,000,000  1,000,000  69,455   88,546    112,764   58,335   77,426    101,644    11,120
   8     135,359    1,000,000  1,000,000  1,000,000  78,710   103,445   136,110   68,830   93,565    126,230     9,880
   9     156,302    1,000,000  1,000,000  1,000,000  87,799   118,976   161,846   79,159   110,336   153,206     8,640
  10     178,292    1,000,000  1,000,000  1,000,000  96,723   135,163   190,215   89,323   127,763   182,815     7,400

  11     201,381    1,000,000  1,000,000  1,000,000  107,134  153,740   223,249   100,954  147,560   217,069     6,180
  12     225,625    1,000,000  1,000,000  1,000,000  117,339  173,087   259,652   112,399  168,147   254,712     4,940
  13     251,082    1,000,000  1,000,000  1,000,000  127,333  193,233   299,769   123,633  189,533   296,069     3,700
  14     277,811    1,000,000  1,000,000  1,000,000  137,111  214,204   343,981   134,651  211,744   341,521     2,460
  15     305,876    1,000,000  1,000,000  1,000,000  146,665  236,029   392,707   145,425  234,789   391,467     1,240

  20     468,710    1,000,000  1,000,000  1,000,000  190,819  359,617   723,928   190,819  359,617   723,928         0
  25     676,532    1,000,000  1,000,000  1,328,511  220,286  504,116  1,265,249  220,286  504,116  1,265,249        0
  30     941,771    1,000,000  1,000,000  2,252,080  213,377  666,407  2,144,839  213,377  666,407  2,144,839        0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 6 of this Prospectus.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,500 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS

         PREMIUMS
        ACCUMULATED
            AT
END OF      5%            DEATH BENEFIT PROCEEDS           TOTAL ACCUMULATION VALUE
POLICY   INTEREST      ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
YEAR     PER YEAR    GROSS 0%    GROSS 6%   GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%
  --    ----------  ----------  ----------  ----------  -------   --------  ----------

   1       22,575    1,000,000   1,000,000   1,000,000   17,508    18,622       19,737
   2       46,279    1,000,000   1,000,000   1,000,000   34,005    37,302       40,734
   3       71,168    1,000,000   1,000,000   1,000,000   49,292    55,825       62,904
   4       97,301    1,000,000   1,000,000   1,000,000   63,250    74,053       86,243
   5      124,741    1,000,000   1,000,000   1,000,000   75,745    91,828      110,744

   6      153,553    1,000,000   1,000,000   1,000,000   86,603   108,953      136,376
   7      183,806    1,000,000   1,000,000   1,000,000   95,591   125,165      163,068
   8      215,571    1,000,000   1,000,000   1,000,000  102,382   140,108      190,684
   9      248,925    1,000,000   1,000,000   1,000,000  106,548   153,323      219,025
  10      283,946    1,000,000   1,000,000   1,000,000  107,586   164,270      247,863

  11      320,718    1,000,000   1,000,000   1,000,000  106,681   174,148      278,837
  12      359,329    1,000,000   1,000,000   1,000,000  101,494   180,626      310,157
  13      399,871    1,000,000   1,000,000   1,000,000   91,379   183,010      341,752
  14      442,439    1,000,000   1,000,000   1,000,000   75,600   180,509      373,621
  15      487,136    1,000,000   1,000,000   1,000,000   53,199   172,098      405,773

  20      746,464            0           0   1,000,000        0         0      575,481
  25    1,077,439            0           0   1,000,000        0         0      800,133
  30    1,499,857            0           0   1,373,234        0         0    1,359,638



END OF         SURRENDER VALUE
POLICY   ANNUAL INVESTMENT RETURN OF   SURRENDER
YEAR    GROSS 0%  GROSS 6%  GROSS 12%  CHARGE
  --    -------   --------  ----------  ------
   1          0         0            0  25,100
   2      8,905    12,202       15,634  25,100
   3     25,232    31,765       38,844  24,060
   4     40,250    51,053       63,243  23,000
   5     53,785    69,868       88,784  21,960
   6     65,723    88,073      115,496  20,880
   7     75,751   105,325      143,228  19,840
   8     84,742   122,468      173,044  17,640
   9     91,108   137,883      203,585  15,440
  10     94,346   151,030      234,623  13,240
  11     95,661   163,128      267,817  11,020
  12     92,674   171,806      301,337   8,820
  13     84,759   176,390      335,132   6,620
  14     71,180   176,089      369,201   4,420
  15     50,999   169,898      403,573   2,200
  20          0         0      575,481       0
  25          0         0      800,133       0
  30          0         0    1,359,638       0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 6 of this Prospectus.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,713 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS

         PREMIUMS
        ACCUMULATED
            AT
END OF      5%            DEATH BENEFIT PROCEEDS           TOTAL ACCUMULATION VALUE
POLICY   INTEREST      ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
YEAR     PER YEAR    GROSS 0%    GROSS 6%   GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%
  --    ----------  ----------  ----------  ----------  -------   --------  ----------

   1       22,575    1,000,000   1,000,000   1,000,000   17,508    18,622       19,737
   2       46,279    1,000,000   1,000,000   1,000,000   34,515    37,827       41,275
   3       71,168    1,000,000   1,000,000   1,000,000   51,028    57,641       64,800
   4       97,301    1,000,000   1,000,000   1,000,000   67,055    78,094       90,524
   5      124,741    1,000,000   1,000,000   1,000,000   82,606    99,217      118,681

   6      153,553    1,000,000   1,000,000   1,000,000   97,689   121,044      149,533
   7      183,806    1,000,000   1,000,000   1,000,000  112,312   143,614      183,374
   8      215,571    1,000,000   1,000,000   1,000,000  126,486   166,967      220,531
   9      248,925    1,000,000   1,000,000   1,000,000  140,217   191,145      261,368
  10      283,946    1,000,000   1,000,000   1,000,000  153,515   216,197      306,293

  11      320,718    1,000,000   1,000,000   1,000,000  168,117   243,956      357,600
  12      359,329    1,000,000   1,000,000   1,000,000  182,222   272,721      414,109
  13      399,871    1,000,000   1,000,000   1,000,000  195,728   302,454      476,333
  14      442,439    1,000,000   1,000,000   1,000,000  208,459   333,059      544,822
  15      487,136    1,000,000   1,000,000   1,000,000  220,285   364,489      620,277

  20      746,464    1,000,000   1,000,000   1,196,731  259,407   533,557    1,139,744
  25    1,077,439    1,000,000   1,000,000   2,081,538  211,881   708,558    1,982,417
  30    1,499,857            0   1,000,000   3,378,845        0   925,140    3,345,391



END OF         SURRENDER VALUE
POLICY   ANNUAL INVESTMENT RETURN OF    SURRENDER
YEAR    GROSS 0%  GROSS 6%  GROSS 12%   CHARGE
  --    -------   --------  ----------   ------
   1          0         0            0   25,100
   2      9,415    12,727       16,175   25,100
   3     26,968    33,581       40,740   24,060
   4     44,055    55,094       67,524   23,000
   5     60,646    77,257       96,721   21,960
   6     76,809   100,164      128,653   20,880
   7     92,472   123,774      163,534   19,840
   8    108,846   149,327      202,891   17,640
   9    124,777   175,705      245,928   15,440
  10    140,275   202,957      293,053   13,240
  11    157,097   232,936      346,580   11,020
  12    173,402   263,901      405,289    8,820
  13    189,108   295,834      469,713    6,620
  14    204,039   328,639      540,402    4,420
  15    218,085   362,289      618,077    2,200
  20    259,407   533,557    1,139,744        0
  25    211,881   708,558    1,982,417        0
  30          0   925,140    3,345,391        0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 6 of this Prospectus.

APPENDIX 2

                    CORRIDOR PERCENTAGES

ATTAINED AGE OF THE YOUNGER
INSURED (NEAREST BIRTHDAY)        CORRIDOR PERCENTAGE
---------------------------       -------------------
           0-40                           250%
            41                            243
            42                            236
            43                            229
            44                            222
            45                            215
            46                            209
            47                            203
            48                            197
            49                            191
            50                            185
            51                            178
            52                            171
            53                            164
            54                            157
            55                            150
            56                            146
            57                            142
            58                            138
            59                            134
            60                            130
            61                            128
            62                            126
            63                            124
            64                            122
            65                            120
            66                            119
            67                            118
            68                            117
            69                            116
            70                            115
            71                            113
            72                            111
            73                            109
            74                            107
           75-90                          105
            91                            104
            92                            103
            93                            102
            94                            101
           95-99                          100

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 1999

                                                        AIM                                    BT
                                            AIM         V.I.           AIM         BARON       EAFE        BT          BT
                                            V.I.        INTERNATIONAL  V.I.        CAPITAL     EQUITY      EQUITY      SMALL
                                            GROWTH      EQUITY         VALUE       ASSET       INDEX       500 INDEX   CAP INDEX
                                  COMBINED  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at
     Market--Affiliated (Cost
     $270,579)                    $271,753  $     --    $       --     $     --    $     --    $     --    $     --    $       --
     Investments at
     Market--Unaffiliated (Cost
     $25,282)                      29,379      2,849         1,053        2,803         947         884       2,185           924
   -----------------------------  -------   ----------  -------------  ----------  ----------  ----------  ----------  ----------
     Total Investments            301,132      2,849         1,053        2,803         947         884       2,185           924
     Dividends Receivable               2         --            --           --          --          --          --            --
   -----------------------------  -------   ----------  -------------  ----------  ----------  ----------  ----------  ----------
   TOTAL ASSETS                   301,134      2,849         1,053        2,803         947         884       2,185           924
   LIABILITY--Payable to Lincoln
      Life & Annuity Company of
      New York                          6         --            --           --          --          --          --            --
   -----------------------------  -------   ----------  -------------  ----------  ----------  ----------  ----------  ----------
   NET ASSETS                     $301,128  $  2,849    $    1,053     $  2,803    $    947    $    884    $  2,185    $      924
   -----------------------------  =======   ==========  =============  ==========  ==========  ==========  ==========  ==========
   Percent of net assets           100.00%      0.95%         0.35%        0.93%       0.31%       0.29%       0.73%         0.31%
   -----------------------------  =======   ==========  =============  ==========  ==========  ==========  ==========  ==========
   NET ASSETS ARE REPRESENTED BY:
     Units in accumulation
     period                                      225            75          232          75          75         187            75
     Unit value                             $ 12.646    $   13.998     $ 12.094    $ 12.592    $ 11.751    $ 11.653    $   12.278
   -----------------------------            ----------  -------------  ----------  ----------  ----------  ----------  ----------
   NET ASSETS                               $  2,849    $    1,053     $  2,803    $    947    $    884    $  2,185    $      924
   -----------------------------            ==========  =============  ==========  ==========  ==========  ==========  ==========

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 1999

                                                           DELAWARE    DELAWARE                            FIDELITY
                                   DELAWARE    DELAWARE    PREMIUM     PREMIUM     DELAWARE    DELAWARE    VIP II
                                   PREMIUM     PREMIUM     EMERGING    SMALL       PREMIUM     PREMIUM     CONTRAFUND
                                   DELCHESTER  DEVON       MARKETS     CAP VALUE   REIT        TREND       SERVICE CLASS
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
   ---------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at
     Market--Affiliated (Cost
     $270,579)                     $    764    $    798    $    932    $    797    $    783    $  1,037    $        --
     Investments at
     Market--Unaffiliated (Cost
     $25,282)                            --          --          --          --          --          --            907
   ------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  -------------
     Total Investments                  764         798         932         797         783       1,037            907
     Dividends Receivable                 2          --          --          --          --          --             --
   ------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  -------------
   TOTAL ASSETS                         766         798         932         797         783       1,037            907
   LIABILITY--Payable to Lincoln
      Life & Annuity Company of
      New York                           --          --          --          --          --          --             --
   ------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  -------------
   NET ASSETS                      $    766    $    798    $    932    $    797    $    783    $  1,037    $       907
   ------------------------------  ==========  ==========  ==========  ==========  ==========  ==========  =============
   Percent of net assets               0.25%       0.27%       0.31%       0.26%       0.26%       0.34%          0.30%
   ------------------------------  ==========  ==========  ==========  ==========  ==========  ==========  =============
   NET ASSETS ARE REPRESENTED BY:
     Units in accumulation period        75          75          75          75          75          75             75
     Unit value                    $ 10.188    $ 10.606    $ 12.389    $ 10.597    $ 10.402    $ 13.792    $    12.055
   ------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  -------------
   NET ASSETS                      $    766    $    798    $    932    $    797    $    783    $  1,037    $       907
   ------------------------------  ==========  ==========  ==========  ==========  ==========  ==========  =============

                                   FIDELITY
                                   VIP III
                                   GROWTH
                                   OPPORTUNITIES
                                   SERVICE CLASS
                                   SUBACCOUNT
   ------------------------------
   ASSETS
     Investments at
     Market--Affiliated (Cost
     $270,579)                     $          --
     Investments at
     Market--Unaffiliated (Cost
     $25,282)                                819
   ------------------------------  -------------
     Total Investments                       819
     Dividends Receivable                     --
   ------------------------------  -------------
   TOTAL ASSETS                              819
   LIABILITY--Payable to Lincoln
      Life & Annuity Company of
      New York                                --
   ------------------------------  -------------
   NET ASSETS                      $         819
   ------------------------------  =============
   Percent of net assets                    0.27%
   ------------------------------  =============
   NET ASSETS ARE REPRESENTED BY:
     Units in accumulation period             75
     Unit value                    $      10.882
   ------------------------------  -------------
   NET ASSETS                      $         819
   ------------------------------  =============

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 1999

                                             JANUS
                                 JANUS       ASPEN                                             LN
                                 ASPEN       SERIES                  LN            LN          GLOBAL      LN          LN
                                 SERIES      WORLDWIDE   LN          CAPITAL       EQUITY-     ASSET       MONEY       SOCIAL
                                 BALANCED    GROWTH      BOND        APPRECIATION  INCOME      ALLOCATION  MARKET      AWARENESS
                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at
     Market--Affiliated (Cost
     $270,579)                   $     --    $     --    $  4,356    $    2,847    $  2,720    $    838    $ 254,994   $      887
     Investments at
     Market--Unaffiliated (Cost
     $25,282)                         883       2,430          --            --          --          --           --           --
   ----------------------------  ----------  ----------  ----------  ------------  ----------  ----------  ----------  ----------
     Total Investments                883       2,430       4,356         2,847       2,720         838      254,994          887
     Dividends Receivable              --          --          --            --          --          --           --           --
   ----------------------------  ----------  ----------  ----------  ------------  ----------  ----------  ----------  ----------
   TOTAL ASSETS                       883       2,430       4,356         2,847       2,720         838      254,994          887
   LIABILITY--Payable to
      Lincoln Life & Annuity
      Company of New York              --          --          --            --          --          --            6           --
   ----------------------------  ----------  ----------  ----------  ------------  ----------  ----------  ----------  ----------
   NET ASSETS                    $    883    $  2,430    $  4,356    $    2,847    $  2,720    $    838    $ 254,988   $      887
   ----------------------------  ==========  ==========  ==========  ============  ==========  ==========  ==========  ==========
   Percent of net assets             0.29%       0.81%       1.45%         0.95%       0.90%       0.28%       84.68%        0.29%
   ----------------------------  ==========  ==========  ==========  ============  ==========  ==========  ==========  ==========
   NET ASSETS ARE REPRESENTED BY:
     Units in accumulation
     period                            75         169         434           223         242          75       25,282           75
     Unit value                  $ 11.734    $ 14.344    $ 10.025    $   12.762    $ 11.253    $ 11.139    $  10.086   $   11.798
   ----------------------------  ----------  ----------  ----------  ------------  ----------  ----------  ----------  ----------
   NET ASSETS                    $    883    $  2,430    $  4,356    $    2,847    $  2,720    $    838    $ 254,988   $      887
   ----------------------------  ==========  ==========  ==========  ============  ==========  ==========  ==========  ==========

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 1999

                                   MFS         MFS                     AMT                     TEMPLETON      TEMPLETON
                                   EMERGING    TOTAL       MFS         MID-CAP     AMT         INTERNATIONAL  STOCK
                                   GROWTH      RETURN      UTILITIES   GROWTH      PARTNERS    CLASS 2        CLASS 2
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
   ---------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at
     Market--Affiliated (Cost
     $270,579)                     $     --    $     --    $     --    $     --    $     --    $       --     $       --
     Investments at
     Market--Unaffiliated (Cost
     $25,282)                         1,198         786       2,817       1,134         848         2,002          3,910
   ------------------------------  ----------  ----------  ----------  ----------  ----------  -------------  ----------
     Total Investments                1,198         786       2,817       1,134         848         2,002          3,910
     Dividends Receivable                --          --          --          --          --            --             --
   ------------------------------  ----------  ----------  ----------  ----------  ----------  -------------  ----------
   TOTAL ASSETS                       1,198         786       2,817       1,134         848         2,002          3,910
   LIABILITY--Payable to Lincoln
      Life & Annuity Company of
      New York                           --          --          --          --          --            --             --
   ------------------------------  ----------  ----------  ----------  ----------  ----------  -------------  ----------
   NET ASSETS                      $  1,198    $    786    $  2,817    $  1,134    $    848    $    2,002     $    3,910
   ------------------------------  ==========  ==========  ==========  ==========  ==========  =============  ==========
   Percent of net assets               0.40%       0.26%       0.94%       0.38%       0.28%         0.66%          1.30%
   ------------------------------  ==========  ==========  ==========  ==========  ==========  =============  ==========
   NET ASSETS ARE REPRESENTED BY:
     Units in accumulation period        75          75         234          75          75           172            326
     Unit value                    $ 15.925    $ 10.443    $ 12.043    $ 15.081    $ 11.270    $   11.610     $   11.994
   ------------------------------  ----------  ----------  ----------  ----------  ----------  -------------  ----------
   NET ASSETS                      $  1,198    $    786    $  2,817    $  1,134    $    848    $    2,002     $    3,910
   ------------------------------  ==========  ==========  ==========  ==========  ==========  =============  ==========

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 1999 TO DECEMBER 31, 1999

                                                      AIM V.I.                   BARON
                                          AIM V.I.    INTERNATIONAL  AIM V.I.    CAPITAL     BT EAFE       BT EQUITY   BT SMALL
                                          GROWTH      EQUITY         VALUE       ASSET       EQUITY INDEX  500 INDEX   CAP INDEX
                                COMBINED  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
   ------------------------------------------------------------------------------------------------------------------------------
   PERIOD FROM OCTOBER 1, 1999
      TO DECEMBER 31, 1999
   Net Investment Income
      (Loss):
   Dividends from investment
      income                     $  445      $  2         $  7          $  3        $ --         $ 14         $ 14        $  9
   Dividends from net realized
      gains on investments          134        33           29            13          --           26            7          26
   Mortality and expense
      guarantees                    (92)       (2)          (1)           (2)         (1)          (1)          (2)         (1)
   ---------------------------   ------      ----         ----          ----        ----         ----         ----        ----
   NET INVESTMENT INCOME
      (LOSS)                        487        33           35            14          (1)          39           19          34
   Net Realized and Unrealized
      Gain (Loss) on
      Investments:
   Net realized gain (loss) on
      investments                   181         4           10             4           8            5            3           7
   Net change in unrealized
      appreciation or
      depreciation on
      investments                 5,271       240          267           225         196           93          141         137
   ---------------------------   ------      ----         ----          ----        ----         ----         ----        ----
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS                 5,452       244          277           229         204           98          144         144
   ---------------------------   ------      ----         ----          ----        ----         ----         ----        ----
   NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING
      FROM OPERATIONS            $5,939      $277         $312          $243        $203         $137         $163        $178
   ---------------------------   ======      ====         ====          ====        ====         ====         ====        ====

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF OPERATIONS (CONTINUED)
PERIOD FROM OCTOBER 1, 1999 TO DECEMBER 31, 1999

                                                           DELAWARE    DELAWARE                            FIDELITY
                                   DELAWARE    DELAWARE    PREMIUM     PREMIUM     DELAWARE    DELAWARE    VIP II
                                   PREMIUM     PREMIUM     EMERGING    SMALL CAP   PREMIUM     PREMIUM     CONTRAFUND
                                   DELCHESTER  DEVON       MARKETS     VALUE       REIT        TREND       SERVICE CLASS
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
   ---------------------------------------------------------------------------------------------------------------------
   PERIOD FROM OCTOBER 1, 1999
      TO DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment
      income                          $17         $--         $ --        $--         $--         $ --         $ --
   Dividends from net realized
      gains on investments             --          --           --         --          --           --           --
   Mortality and expense
      guarantees                       (1)         (1)          (1)        (1)         (1)          (1)          (1)
   ------------------------------     ---         ---         ----        ---         ---         ----         ----
   NET INVESTMENT INCOME (LOSS)        16          (1)          (1)        (1)         (1)          (1)          (1)
   Net Realized and Unrealized
      Gain (Loss) on Investments:
   Net realized gain (loss) on
      investments                      --           3            7          2          --           12            7
   Net change in unrealized
      appreciation or
      depreciation on investments      (1)         47          181         46          32          286          156
   ------------------------------     ---         ---         ----        ---         ---         ----         ----
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS       (1)         50          188         48          32          298          163
   ------------------------------     ---         ---         ----        ---         ---         ----         ----
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                      $15         $49         $187        $47         $31         $297         $162
   ------------------------------     ===         ===         ====        ===         ===         ====         ====

                                   FIDELITY
                                   VIP III
                                   GROWTH
                                   OPPORTUNITIES
                                   SERVICE CLASS
                                   SUBACCOUNT
   ------------------------------
   PERIOD FROM OCTOBER 1, 1999
      TO DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment
      income                            $--
   Dividends from net realized
      gains on investments               --
   Mortality and expense
      guarantees                         (1)
   ------------------------------       ---
   NET INVESTMENT INCOME (LOSS)          (1)
   Net Realized and Unrealized
      Gain (Loss) on Investments:
   Net realized gain (loss) on
      investments                         4
   Net change in unrealized
      appreciation or
      depreciation on investments        68
   ------------------------------       ---
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS         72
   ------------------------------       ---
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                        $71
   ------------------------------       ===

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF OPERATIONS (CONTINUED)
PERIOD FROM OCTOBER 1, 1999 TO DECEMBER 31, 1999

                                            JANUS ASPEN
                               JANUS ASPEN  SERIES                   LN            LN          LN GLOBAL
                               SERIES       WORLDWIDE                CAPITAL       EQUITY-     ASSET       LN MONEY    LN SOCIAL
                               BALANCED     GROWTH       LN BOND     APPRECIATION  INCOME      ALLOCATION  MARKET      AWARENESS
                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
   ------------------------------------------------------------------------------------------------------------------------------
   PERIOD FROM OCTOBER 1, 1999
      TO DECEMBER 31, 1999
   Net Investment Income
      (Loss):
   Dividends from investment
      income                      $  9         $ --         $ 48         $ --         $  5        $ 6         $306        $  5
   Dividends from net
      realized gains on
      investments                   --           --           --           --           --         --           --          --
   Mortality and expense
      guarantees                    (1)          (2)          (2)          (2)          (2)        (1)         (47)         (1)
   --------------------------     ----         ----         ----         ----         ----        ---         ----        ----
   NET INVESTMENT INCOME
      (LOSS)                         8           (2)          46           (2)           3          5          259           4
   Net Realized and
      Unrealized Gain (Loss)
      on Investments:
   Net realized gain (loss)
      on investments                 6            5           (1)           5            3          4           --           6
   Net change in unrealized
      appreciation or
      depreciation on
      investments                  122          418          (47)         273          144         81           --         132
   --------------------------     ----         ----         ----         ----         ----        ---         ----        ----
   NET REALIZED AND
      UNREALIZED GAIN (LOSS)
      ON INVESTMENTS               128          423          (48)         278          147         85           --         138
   --------------------------     ----         ----         ----         ----         ----        ---         ----        ----
   NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING
      FROM OPERATIONS             $136         $421         $ (2)        $276         $150        $90         $259        $142
   --------------------------     ====         ====         ====         ====         ====        ===         ====        ====

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF OPERATIONS (CONTINUED)
PERIOD FROM OCTOBER 1, 1999 TO DECEMBER 31, 1999

                                   MFS                                 AMT                     TEMPLETON      TEMPLETON
                                   EMERGING    MFS TOTAL   MFS         MID-CAP     AMT         INTERNATIONAL  STOCK
                                   GROWTH      RETURN      UTILITIES   GROWTH      PARTNERS    CLASS 2        CLASS 2
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
   ---------------------------------------------------------------------------------------------------------------------
   PERIOD FROM OCTOBER 1, 1999
      TO DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment
      income                          $ --        $--         $ --        $ --        $ --         $ --          $ --
   Dividends from net realized
      gains on investments              --         --           --          --          --           --            --
   Mortality and expense
      guarantees                        (2)        (1)          (2)         (2)         (1)          (2)           (6)
   ------------------------------     ----        ---         ----        ----        ----         ----          ----
   NET INVESTMENT INCOME (LOSS)         (2)        (1)          (2)         (2)         (1)          (2)           (6)
   Net Realized and Unrealized
      Gain (Loss) on Investments:
   Net realized gain (loss) on
      investments                       17          2            3          17           6            2            30
   Net change in unrealized
      appreciation or
      depreciation on investments      447         34          243         383          97          175           655
   ------------------------------     ----        ---         ----        ----        ----         ----          ----
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS       464         36          246         400         103          177           685
   ------------------------------     ----        ---         ----        ----        ----         ----          ----
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                      $462        $35         $244        $398        $102         $175          $679
   ------------------------------     ====        ===         ====        ====        ====         ====          ====

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1999 TO DECEMBER 31, 1999

                                                        AIM V.I.                   BARON       BT EAFE
                                            AIM V.I.    INTERNATIONAL  AIM V.I.    CAPITAL     EQUITY      BT EQUITY   BT SMALL
                                            GROWTH      EQUITY         VALUE       ASSET       INDEX       500 INDEX   CAP INDEX
                                  COMBINED  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
   ------------------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income
     (loss)                       $    487    $   33       $   35        $   14       $ (1)       $ 39       $   19       $ 34
     Net realized gain (loss) on
     investments                       181         4           10             4          8           5            3          7
     Net change in unrealized
     appreciation or
     depreciation on investments     5,271       240          267           225        196          93          141        137
   -----------------------------  --------    ------       ------        ------       ----        ----       ------       ----
   NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING FROM
      OPERATIONS                     5,939       277          312           243        203         137          163        178
   Change From Unit
      Transactions:
     Participant purchases         323,723     2,807          900         2,793        900         900        2,230        901
     Participant withdrawals       (28,534)     (235)        (159)         (233)      (156)       (153)        (208)      (155)
   -----------------------------  --------    ------       ------        ------       ----        ----       ------       ----
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                 295,189     2,572          741         2,560        744         747        2,022        746
   -----------------------------  --------    ------       ------        ------       ----        ----       ------       ----
   TOTAL INCREASE IN NET ASSETS    301,128     2,849        1,053         2,803        947         884        2,185        924
   -----------------------------  --------    ------       ------        ------       ----        ----       ------       ----
   NET ASSETS AT DECEMBER 31,
      1999                        $301,128    $2,849       $1,053        $2,803       $947        $884       $2,185       $924
   -----------------------------  ========    ======       ======        ======       ====        ====       ======       ====

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM OCTOBER 1, 1999 TO DECEMBER 31, 1999

                                                           DELAWARE    DELAWARE                            FIDELITY
                                   DELAWARE    DELAWARE    PREMIUM     PREMIUM     DELAWARE    DELAWARE    VIP II
                                   PREMIUM     PREMIUM     EMERGING    SMALL CAP   PREMIUM     PREMIUM     CONTRAFUND
                                   DELCHESTER  DEVON       MARKETS     VALUE       REIT        TREND       SERVICE CLASS
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
   ---------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)     $ 16        $ (1)       $ (1)       $ (1)       $ (1)      $   (1)       $ (1)
     Net realized gain (loss) on
     investments                        --           3           7           2          --           12           7
     Net change in unrealized
     appreciation or depreciation
     on investments                     (1)         47         181          46          32          286         156
   ------------------------------     ----        ----        ----        ----        ----       ------        ----
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                        15          49         187          47          31          297         162
   Change From Unit Transactions:
     Participant purchases             900         900         899         900         900          899         900
     Participant withdrawals          (149)       (151)       (154)       (150)       (148)        (159)       (155)
   ------------------------------     ----        ----        ----        ----        ----       ------        ----
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                     751         749         745         750         752          740         745
   ------------------------------     ----        ----        ----        ----        ----       ------        ----
   TOTAL INCREASE IN NET ASSETS        766         798         932         797         783        1,037         907
   ------------------------------     ----        ----        ----        ----        ----       ------        ----
   NET ASSETS AT DECEMBER 31,
      1999                            $766        $798        $932        $797        $783       $1,037        $907
   ------------------------------     ====        ====        ====        ====        ====       ======        ====

                                   FIDELITY
                                   VIP III
                                   GROWTH
                                   OPPORTUNITIES
                                   SERVICE CLASS
                                   SUBACCOUNT
   ------------------------------
   Changes From Operations:
     Net investment income (loss)      $ (1)
     Net realized gain (loss) on
     investments                          4
     Net change in unrealized
     appreciation or depreciation
     on investments                      68
   ------------------------------      ----
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                         71
   Change From Unit Transactions:
     Participant purchases              900
     Participant withdrawals           (152)
   ------------------------------      ----
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                      748
   ------------------------------      ----
   TOTAL INCREASE IN NET ASSETS         819
   ------------------------------      ----
   NET ASSETS AT DECEMBER 31,
      1999                             $819
   ------------------------------      ====

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM OCTOBER 1, 1999 TO DECEMBER 31, 1999

                                            JANUS ASPEN
                               JANUS ASPEN  SERIES                   LN            LN          LN GLOBAL
                               SERIES       WORLDWIDE                CAPITAL       EQUITY-     ASSET       LN MONEY    LN SOCIAL
                               BALANCED     GROWTH       LN BOND     APPRECIATION  INCOME      ALLOCATION  MARKET      AWARENESS
                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
   ------------------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income
     (loss)                       $  8        $   (2)      $   46       $   (2)      $    3       $  5      $    259      $  4
     Net realized gain (loss)
     on investments                  6             5           (1)           5            3          4            --         6
     Net change in unrealized
     appreciation or
     depreciation on
     investments                   122           418          (47)         273          144         81            --       132
   --------------------------     ----        ------       ------       ------       ------       ----      --------      ----
   NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING
      FROM OPERATIONS              136           421           (2)         276          150         90           259       142
   Change From Unit
      Transactions:
     Participant purchases         901         2,224        4,663        2,806        2,800        900       277,563       899
     Participant withdrawals      (154)         (215)        (305)        (235)        (230)      (152)      (22,834)     (154)
   --------------------------     ----        ------       ------       ------       ------       ----      --------      ----
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                 747         2,009        4,358        2,571        2,570        748       254,729       745
   --------------------------     ----        ------       ------       ------       ------       ----      --------      ----
   TOTAL INCREASE IN NET
      ASSETS                       883         2,430        4,356        2,847        2,720        838       254,988       887
   --------------------------     ----        ------       ------       ------       ------       ----      --------      ----
   NET ASSETS AT DECEMBER 31,
      1999                        $883        $2,430       $4,356       $2,847       $2,720       $838      $254,988      $887
   --------------------------     ====        ======       ======       ======       ======       ====      ========      ====

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM OCTOBER 1, 1999 TO DECEMBER 31, 1999

                                   MFS                                 AMT                     TEMPLETON      TEMPLETON
                                   EMERGING    MFS TOTAL   MFS         MID-CAP     AMT         INTERNATIONAL  STOCK
                                   GROWTH      RETURN      UTILITIES   GROWTH      PARTNERS    CLASS 2        CLASS 2
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
   ---------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)    $   (2)      $ (1)      $   (2)     $   (2)      $ (1)       $   (2)       $   (6)
     Net realized gain (loss) on
     investments                         17          2            3          17          6             2            30
     Net change in unrealized
     appreciation or depreciation
     on investments                     447         34          243         383         97           175           655
   ------------------------------    ------       ----       ------      ------       ----        ------        ------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                        462         35          244         398        102           175           679
   Change From Unit Transactions:
     Participant purchases              901        901        2,805         901        899         2,030         3,901
     Participant withdrawals           (165)      (150)        (232)       (165)      (153)         (203)         (670)
   ------------------------------    ------       ----       ------      ------       ----        ------        ------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                      736        751        2,573         736        746         1,827         3,231
   ------------------------------    ------       ----       ------      ------       ----        ------        ------
   TOTAL INCREASE IN NET ASSETS       1,198        786        2,817       1,134        848         2,002         3,910
   ------------------------------    ------       ----       ------      ------       ----        ------        ------
   NET ASSETS AT DECEMBER 31,
      1999                           $1,198       $786       $2,817      $1,134       $848        $2,002        $3,910
   ------------------------------    ======       ====       ======      ======       ====        ======        ======

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS

1.  ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION
    THE VARIABLE ACCOUNT:
    LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (Lincoln Life New York) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of Lincoln Life New York.

    The assets of the Variable Account are owned by Lincoln Life New York. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life New York.

    BASIS OF PRESENTATION:
    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

    INVESTMENTS:
    The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of thirty portfolios of eleven diversified open-end management investment companies, each portfolio with its own investment objective. The variable subaccounts are:

    AIM Variable Insurance Funds, Inc.:
     AIM V.I. Growth Fund
     AIM V.I. International Equity Fund
     AIM V.I. Value Fund

    Baron Capital Funds Trust:
     Baron Capital Asset Fund

    BT Insurance Funds Trust:
     EAFE Equity Index Fund
     Equity 500 Index Fund
     Small Cap Index Fund

    Delaware Group Premium Fund, Inc.:
     Delchester Series
     Devon Series
     Emerging Markets Series
     REIT Series
     Small Cap Value Series
     Trend Series

    Fidelity Variable Insurance Products Fund II:
     Contrafund Service Class Portfolio

    Fidelity Variable Insurance Products Fund III:
     Growth Opportunities Service Class Portfolio

    Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Worldwide Growth Portfolio

    Lincoln National (LN):
     LN Bond Fund, Inc.
     LN Capital Appreciation Fund, Inc.
     LN Equity-Income Fund, Inc.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED) LN Global Asset Allocation Fund, Inc.
     LN Money Market Fund, Inc.
     LN Social Awareness Fund, Inc.

    MFS Variable Insurance Trust:
     MFS Emerging Growth Series
     MFS Total Return Series
     MFS Utilities Series

    Neuberger Berman Advisers Management Trust (AMT):
     AMT Mid-Cap Growth Portfolio
     AMT Partners Portfolio

    Templeton Variable Products Series Fund:
     Templeton International Class 2 Fund
     Templeton Stock Class 2 Fund

    Investments in the variable subaccounts are stated at the closing net asset value per share on December 31, 1999, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

    Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

    DIVIDENDS:
    Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES:
    Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life New York, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

2. MORTALITY AND EXPENSE GUARANTEES & OTHER TRANSACTIONS WITH AFFILIATE Amounts are paid to Lincoln Life New York for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The current rate of deduction, stated as an annual percentage, is .80%. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations.

    Prior to the allocation of premiums to the Variable Account, Lincoln Life New York deducts a premium load of 8% of each premium payment to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life New York. The premium loads for the period ended December 31, 1999 amounted to $24,680.

    Lincoln Life New York charges a monthly administrative fee of $12.50 in the first policy year and $5 in subsequent policy years. In addition, there is a monthly charge of $0.09 per $1,000 of specified amount for the first twenty years of the policy and for the first twenty years following an increase in specified amount. If the no lapse provision is in effect there will also be a monthly charge of $0.01 per $1,000 of specified amount. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the period ended December 31, 1999 totaled $3,732.

    Lincoln Life New York assumes responsibility for providing the insurance benefit included in the policy. Lincoln Life New York charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately for the value of each variable subaccount and/or fixed account funding options. The fixed account is part of the general account of Lincoln Life New York and is not included in these financial statements. The cost of insurance charges for the period ended December 31, 1999 amounted to $108.

    Under certain circumstances, Lincoln Life reserves the right to charge a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts. For the period ended December 31, 1999, no transfer fees were deducted from the variable subaccounts.

    Lincoln Life New York, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the period ended December 31, 1999, no surrender charges and partial surrender administrative charges were paid to Lincoln Life New York, attributable to the variable subaccounts.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

3.  NET ASSETS
    The following is a summary of net assets owned at December 31, 1999.

                                                   AIM V.I.                   BARON       BT EAFE
                                       AIM V.I.    INTERNATIONAL  AIM V.I.    CAPITAL     EQUITY      BT EQUITY   BT SMALL
                                       GROWTH      EQUITY         VALUE       ASSET       INDEX       500 INDEX   CAP INDEX
                             COMBINED  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
---------------------------
  Accumulation units         $295,189    $2,572       $  741        $2,560       $744        $747       $2,022       $746
---------------------------  --------    ------       ------        ------       ----        ----       ------       ----
  Accumulated net
  investment income (loss)        487        33           35            14         (1)         39           19         34
---------------------------  --------    ------       ------        ------       ----        ----       ------       ----
  Accumulated net realized
  gain (loss) on
  investments                     181         4           10             4          8           5            3          7
---------------------------  --------    ------       ------        ------       ----        ----       ------       ----
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON
   INVESTMENTS                  5,271       240          267           225        196          93          141        137
                             --------    ------       ------        ------       ----        ----       ------       ----
                             $301,128    $2,849       $1,053        $2,803       $947        $884       $2,185       $924
                             ========    ======       ======        ======       ====        ====       ======       ====

                                                                                                                    FIDELITY
                                                     DELAWARE    DELAWARE                            FIDELITY       VIP III
                             DELAWARE    DELAWARE    PREMIUM     PREMIUM     DELAWARE    DELAWARE    VIP II         GROWTH
                             PREMIUM     PREMIUM     EMERGING    SMALL CAP   PREMIUM     PREMIUM     CONTRAFUND     OPPORTUNITIES
                             DELCHESTER  DEVON       MARKETS     VALUE       REIT        TREND       SERVICE CLASS  SERVICE CLASS
                             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
---------------------------
  Accumulation units            $751        $749        $745        $750        $752       $  740        $745           $748
---------------------------     ----        ----        ----        ----        ----       ------        ----           ----
  Accumulated net
  investment income (loss)        16          (1)         (1)         (1)         (1)          (1)         (1)            (1)
---------------------------     ----        ----        ----        ----        ----       ------        ----           ----
  Accumulated net realized
  gain (loss) on
  investments                     --           3           7           2          --           12           7              4
---------------------------     ----        ----        ----        ----        ----       ------        ----           ----
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON
   INVESTMENTS                    (1)         47         181          46          32          286         156             68
                                ----        ----        ----        ----        ----       ------        ----           ----
                                $766        $798        $932        $797        $783       $1,037        $907           $819
                                ====        ====        ====        ====        ====       ======        ====           ====

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

3.  NET ASSETS (CONTINUED)

                                         JANUS
                             JANUS       ASPEN
                             ASPEN       SERIES                                            LN GLOBAL
                             SERIES      WORLDWIDE               LN CAPITAL    LN EQUITY-  ASSET       LN MONEY    LN SOCIAL
                             BALANCED    GROWTH      LN BOND     APPRECIATION  INCOME      ALLOCATION  MARKET      AWARENESS
                             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
---------------------------
  Accumulation units            $747       $2,009      $4,358       $2,571       $2,570       $748      $254,729      $745
---------------------------     ----       ------      ------       ------       ------       ----      --------      ----
  Accumulated net
  investment income (loss)         8           (2)         46           (2)           3          5           259         4
---------------------------     ----       ------      ------       ------       ------       ----      --------      ----
  Accumulated net realized
  gain (loss) on
  investments                      6            5          (1)           5            3          4            --         6
---------------------------     ----       ------      ------       ------       ------       ----      --------      ----
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON
   INVESTMENTS                   122          418         (47)         273          144         81            --       132
                                ----       ------      ------       ------       ------       ----      --------      ----
                                $883       $2,430      $4,356       $2,847       $2,720       $838      $254,988      $887
                                ====       ======      ======       ======       ======       ====      ========      ====

                             MFS                                 AMT                     TEMPLETON      TEMPLETON
                             EMERGING    MFS TOTAL   MFS         MID-CAP     AMT         INTERNATIONAL  STOCK
                             GROWTH      RETURN      UTILITIES   GROWTH      PARTNERS    CLASS 2        CLASS 2
                             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
---------------------------
  Accumulation units           $  736       $751       $2,573      $  736       $746        $1,827        $3,231
---------------------------    ------       ----       ------      ------       ----        ------        ------
  Accumulated net
  investment income (loss)         (2)        (1)          (2)         (2)        (1)           (2)           (6)
---------------------------    ------       ----       ------      ------       ----        ------        ------
  Accumulated net realized
  gain (loss) on
  investments                      17          2            3          17          6             2            30
---------------------------    ------       ----       ------      ------       ----        ------        ------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON
   INVESTMENTS                    447         34          243         383         97           175           655
                               ------       ----       ------      ------       ----        ------        ------
                               $1,198       $786       $2,817      $1,134       $848        $2,002        $3,910
                               ======       ====       ======      ======       ====        ======        ======

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

4.  PURCHASES AND SALES OF INVESTMENTS
    The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1999.

                                                                                      AGGREGATE
                                                                 AGGREGATE COST       PROCEEDS FROM
                                                                 OF PURCHASES         SALES
                                                                 ----------------------------------
   AIM V.I. Growth Fund                                             $  2,635             $   30
   ------------------------------------------------------------
   AIM V.I. International Equity Fund                                    837                 61
   ------------------------------------------------------------
   AIM V.I. Value Fund                                                 2,603                 29
   ------------------------------------------------------------
   Baron Capital Asset Fund                                              801                 58
   ------------------------------------------------------------
   BT EAFE Equity Index Fund                                             841                 55
   ------------------------------------------------------------
   BT Equity 500 Index Fund                                            2,069                 28
   ------------------------------------------------------------
   BT Small Cap Index Fund                                               836                 56
   ------------------------------------------------------------
   Delaware Premium Delchester Series                                    815                 50
   ------------------------------------------------------------
   Delaware Premium Devon Series                                         801                 53
   ------------------------------------------------------------
   Delaware Premium Emerging Markets Series                              801                 57
   ------------------------------------------------------------
   Delaware Premium Small Cap Value Series                               801                 52
   ------------------------------------------------------------
   Delaware Premium REIT Series                                          801                 50
   ------------------------------------------------------------
   Delaware Premium Trend Series                                         801                 62
   ------------------------------------------------------------
   Fidelity VIP II Contrafund Service Class Portfolio                    801                 57
   ------------------------------------------------------------
   Fidelity VIP III Growth Opportunities Service
   Class Portfolio                                                       801                 54
   ------------------------------------------------------------
   Janus Aspen Series Balanced Portfolio                                 810                 55
   ------------------------------------------------------------
   Janus Aspen Series Worldwide Growth Portfolio                       2,038                 31
   ------------------------------------------------------------
   LN Bond Fund                                                        4,429                 25
   ------------------------------------------------------------
   LN Capital Appreciation Fund                                        2,599                 30
   ------------------------------------------------------------
   LN Equity-Income Fund                                               2,601                 28
   ------------------------------------------------------------
   LN Global Asset Allocation Fund                                       806                 53
   ------------------------------------------------------------
   LN Money Market Fund                                              255,014                 20
   ------------------------------------------------------------
   LN Social Awareness Fund                                              806                 57
   ------------------------------------------------------------
   MFS Emerging Growth Series                                            801                 67
   ------------------------------------------------------------
   MFS Total Return Series                                               801                 51
   ------------------------------------------------------------
   MFS Utilities Series                                                2,598                 27
   ------------------------------------------------------------
   AMT Mid-Cap Growth Portfolio                                          801                 67
   ------------------------------------------------------------
   AMT Partners Portfolio                                                801                 56
   ------------------------------------------------------------
   Templeton International Class 2 Fund                                1,852                 27
   ------------------------------------------------------------
   Templeton Stock Class 2 Fund                                        3,469                244
   ------------------------------------------------------------
                                                                    --------             ------
                                                                    $297,270             $1,590
                                                                    ========             ======

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

5.  INVESTMENTS
    The following is a summary of investments owned at December 31, 1999.

                                                                                   NET
                                                                 SHARES            ASSET        VALUE OF
                                                                 OUTSTANDING       VALUE        SHARES         COST OF SHARES
                                                                 ------------------------------------------------------------
   AIM V.I. Growth Fund                                                88          $32.25       $  2,849          $  2,609
   ------------------------------------------------------------
   AIM V.I. International Equity Fund                                  36           29.29          1,053               786
   ------------------------------------------------------------
   AIM V.I. Value Fund                                                 84           33.50          2,803             2,578
   ------------------------------------------------------------
   Baron Capital Asset Fund                                            53           17.77            947               751
   ------------------------------------------------------------
   BT EAFE Equity Index Fund                                           65           13.60            884               791
   ------------------------------------------------------------
   BT Equity 500 Index Fund                                           144           15.18          2,185             2,044
   ------------------------------------------------------------
   BT Small Cap Index Fund                                             80           11.61            924               787
   ------------------------------------------------------------
   Delaware Premium Delchester Series                                 103            7.42            764               765
   ------------------------------------------------------------
   Delaware Premium Devon Series                                       59           13.62            798               751
   ------------------------------------------------------------
   Delaware Premium Emerging Markets Series                           111            8.40            932               751
   ------------------------------------------------------------
   Delaware Premium Small Cap Value Series                             52           15.36            797               751
   ------------------------------------------------------------
   Delaware Premium REIT Series                                        90            8.67            783               751
   ------------------------------------------------------------
   Delaware Premium Trend Series                                       31           33.66          1,037               751
   ------------------------------------------------------------
   Fidelity VIP II Contrafund Service Class Portfolio                  31           29.10            907               751
   ------------------------------------------------------------
   Fidelity VIP III Growth Opportunities Service
   Class Portfolio                                                     35           23.12            819               751
   ------------------------------------------------------------
   Janus Aspen Series Balanced Portfolio                               32           27.92            883               761
   ------------------------------------------------------------
   Janus Aspen Series Worldwide Growth Portfolio                       51           47.75          2,430             2,012
   ------------------------------------------------------------
   LN Bond Fund                                                       381           11.44          4,356             4,403
   ------------------------------------------------------------
   LN Capital Appreciation Fund                                        90           31.47          2,847             2,574
   ------------------------------------------------------------
   LN Equity-Income Fund                                              123           22.05          2,720             2,576
   ------------------------------------------------------------
   LN Global Asset Allocation Fund                                     50           16.79            838               757
   ------------------------------------------------------------
   LN Money Market Fund                                            25,501           10.00        254,994           254,994
   ------------------------------------------------------------
   LN Social Awareness Fund                                            20           44.29            887               755
   ------------------------------------------------------------
   MFS Emerging Growth Series                                          32           37.94          1,198               751
   ------------------------------------------------------------
   MFS Total Return Series                                             44           17.75            786               752
   ------------------------------------------------------------
   MFS Utilities Series                                               117           24.16          2,817             2,574
   ------------------------------------------------------------
   AMT Mid-Cap Growth Portfolio                                        47           24.30          1,134               751
   ------------------------------------------------------------
   AMT Partners Portfolio                                              43           19.64            848               751
   ------------------------------------------------------------
   Templeton International Class 2 Fund                                90           22.13          2,002             1,827
   ------------------------------------------------------------
   Templeton Stock Class 2 Fund                                       161           24.29          3,910             3,255
   ------------------------------------------------------------                                 --------          --------
                                                                                                $301,132          $295,861
                                                                                                ========          ========

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of Lincoln Life & Annuity Company of New York and
Contract Owners of LLANY Separate Account R for Flexible Premium
Variable Life Insurance

We have audited the accompanying statement of assets and liability of LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Variable Account") (comprised of the AIM V.I. Growth, AIM V.I. International Equity, AIM V.I. Value, Baron Capital Asset, BT EAFE Equity Index, BT Equity 500 Index, BT Small Cap Index, Delaware Premium Delchester, Delaware Premium Devon, Delaware Premium Emerging Markets, Delaware Premium Small Cap Value, Delaware Premium REIT, Delaware Premium Trend, Fidelity VIP II Contrafund Service Class, Fidelity VIP III Growth Opportunities Service Class, Janus Aspen
Series Balanced, Janus Aspen Series Worldwide Growth, Lincoln National Bond, Lincoln National Capital Appreciation, Lincoln National Equity-Income, Lincoln National Global Asset Allocation, Lincoln National Money Market, Lincoln National Social Awareness, MFS Emerging Growth, MFS Total Return, MFS Utilities, Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth, Neuberger Berman Advisers Management Trust (AMT) Partners, Templeton Variable Products International Class 2 and Templeton Variable Products Stock Class 2 subaccounts), as of December 31, 1999, and the related statement of operations and changes in net assets for the period from October 1, 1999 to December 31, 1999. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the LLANY Separate Account R for Flexible Premium Variable Life Insurance at December 31, 1999, and the results of their operations and the changes in their net assets for the period from October 1, 1999 to December 31, 1999 in conformity with accounting principles generally accepted in the United States.

                                           /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 24, 2000

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              1999             1998
                                                              --------------   --------------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds                                                         $1,482,592,831   $1,435,882,019
------------------------------------------------------------
Unaffiliated common stocks                                           161,005          155,039
------------------------------------------------------------
Mortgage loans on real estate                                    197,425,386      184,503,805
------------------------------------------------------------
Policy loans                                                     177,437,149      170,372,567
------------------------------------------------------------
Cash and short-term investments                                   29,467,267      143,546,873
------------------------------------------------------------
Other invested assets                                                223,126           60,000
------------------------------------------------------------
Receivable for securities                                          1,313,866        3,477,120
------------------------------------------------------------  --------------   --------------
Total cash and invested assets                                 1,888,620,630    1,937,997,423
------------------------------------------------------------
Premiums and fees in course of collection                          6,578,363        6,959,116
------------------------------------------------------------
Accrued investment income                                         29,296,814       25,925,055
------------------------------------------------------------
Other admitted assets                                             38,442,338          438,335
------------------------------------------------------------
Separate account assets                                          328,767,871      236,861,781
------------------------------------------------------------  --------------   --------------
Total admitted assets                                         $2,291,706,016   $2,208,181,710
------------------------------------------------------------  ==============   ==============

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $  853,572,463   $  851,746,596
------------------------------------------------------------
Other policyholder funds                                         951,347,964      962,725,311
------------------------------------------------------------
Other liabilities                                                 25,045,378       44,824,520
------------------------------------------------------------
Federal income taxes recoverable                                          --       (3,206,611)
------------------------------------------------------------
Asset valuation reserve                                            7,884,503        5,374,594
------------------------------------------------------------
Interest maintenance reserve                                         956,570        5,051,304
------------------------------------------------------------
Net transfers due from separate accounts                          (8,262,299)      (6,915,063)
------------------------------------------------------------
Separate account liabilities                                     328,767,871      236,861,781
------------------------------------------------------------  --------------   --------------
Total liabilities                                              2,159,312,450    2,096,462,432
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $100 par value:
  Authorized, issued and outstanding -- 20,000 shares (owned
    by The Lincoln National Life Insurance Company)                2,000,000        2,000,000
------------------------------------------------------------
Paid-in surplus                                                  384,128,481      384,128,481
------------------------------------------------------------
Unassigned surplus -- deficit                                   (253,734,915)    (274,409,203)
------------------------------------------------------------  --------------   --------------
Total capital and surplus                                        132,393,566      111,719,278
------------------------------------------------------------  --------------   --------------
Total liabilities and capital and surplus                     $2,291,706,016   $2,208,181,710
------------------------------------------------------------  ==============   ==============

See accompanying notes.                                                      S-1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999           1998             1997
                                                              ------------   --------------   ------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $172,708,594   $1,291,566,984   $184,112,330
------------------------------------------------------------
Net investment income                                          132,213,228      105,083,579     43,953,796
------------------------------------------------------------
Surrender and administrative charges                             2,401,973        2,834,073      1,334,705
------------------------------------------------------------
Mortality and expense charges on deposit funds                   2,937,632        1,980,728      1,548,722
------------------------------------------------------------
Amortization of the interest maintenance reserve                   925,547          579,137        370,129
------------------------------------------------------------
Other revenues                                                   2,127,634          536,698        183,048
------------------------------------------------------------  ------------   --------------   ------------
Total revenues                                                 313,314,608    1,402,581,199    231,502,730
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                               207,985,159    1,320,787,190     72,475,389
------------------------------------------------------------
Commissions                                                     17,665,459      274,529,390      2,459,308
------------------------------------------------------------
Underwriting, insurance and other expenses                      32,297,064       28,064,172      8,012,925
------------------------------------------------------------
Net transfers to separate accounts                              28,255,807       33,875,951    141,027,195
------------------------------------------------------------  ------------   --------------   ------------
Total benefits and expenses                                    286,203,489    1,657,256,703    223,974,817
------------------------------------------------------------  ------------   --------------   ------------
Gain (loss) from operations before dividends to
policyholders, federal income taxes (benefit) and net
realized loss on investments                                    27,111,119     (254,675,504)     7,527,913
------------------------------------------------------------
Dividends to policyholders                                       5,624,728        3,375,629             --
------------------------------------------------------------  ------------   --------------   ------------
Gain (loss) from operations before federal income taxes
(benefit) and net realized loss on investments                  21,486,391     (258,051,133)     7,527,913
------------------------------------------------------------
Federal income taxes (benefit)                                    (427,033)      (4,561,826)     1,942,625
------------------------------------------------------------  ------------   --------------   ------------
Gain (loss) from operations before net realized loss on
investments                                                     21,913,424     (253,489,307)     5,585,288
------------------------------------------------------------
Net realized loss on investments                                (2,012,331)        (721,449)       (73,398)
------------------------------------------------------------  ------------   --------------   ------------
Net income (loss)                                             $ 19,901,093   $ (254,210,756)  $  5,511,890
------------------------------------------------------------  ============   ==============   ============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                               UNASSIGNED      TOTAL
                                                   COMMON       PAID-IN        SURPLUS --      CAPITAL AND
                                                   STOCK        SURPLUS        DEFICIT         SURPLUS
                                                   ----------   ------------   -------------   -------------
Balances at January 1, 1997                        $2,000,000   $ 69,000,000   $ (20,824,003)  $  50,175,997
Add (deduct):
  Surplus paid-in                                          --    158,407,481              --     158,407,481
-------------------------------------------------
  Net income                                               --             --       5,511,890       5,511,890
-------------------------------------------------
  Increase in nonadmitted assets                           --             --         (21,278)        (21,278)
-------------------------------------------------
  Increase in asset valuation service                      --             --      (1,221,863)     (1,221,863)
-------------------------------------------------  ----------   ------------   -------------   -------------
Balances at December 31, 1997                       2,000,000    227,407,481     (16,555,254)    212,852,227
Add (deduct):
  Surplus paid-in                                          --    156,721,000              --     156,721,000
-------------------------------------------------
  Net loss                                                 --             --    (254,210,756)   (254,210,756)
-------------------------------------------------
  Increase in unrealized capital losses                    --             --        (178,648)       (178,648)
-------------------------------------------------
  Decrease in nonadmitted assets                           --             --         241,698         241,698
-------------------------------------------------
  Increase in asset valuation reserve                      --             --      (3,024,183)     (3,024,183)
-------------------------------------------------
  Increase in liability for reinsurance in
    unauthorized companies                                 --             --        (682,060)       (682,060)
-------------------------------------------------  ----------   ------------   -------------   -------------
Balances at December 31, 1998                       2,000,000    384,128,481    (274,409,203)    111,719,278
Add (deduct):
  Net income                                               --             --      19,901,093      19,901,093
-------------------------------------------------
  Increase in unrealized capital losses                    --             --        (939,080)       (939,080)
-------------------------------------------------
  Decrease in nonadmitted assets                           --             --         187,322         187,322
-------------------------------------------------
  Increase in asset valuation reserve                      --             --      (2,509,909)     (2,509,909)
-------------------------------------------------
  Increase in liability for reinsurance in
    unauthorized companies                                 --             --        (605,340)       (605,340)
-------------------------------------------------
  Gain on reinsurance transaction                          --             --       4,640,202       4,640,202
-------------------------------------------------  ----------   ------------   -------------   -------------
Balances at December 31, 1999                      $2,000,000   $384,128,481   $(253,734,915)  $ 132,393,566
-------------------------------------------------  ==========   ============   =============   =============

See accompanying notes.                                                      S-3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999            1998             1997
                                                              -------------   --------------   ---------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 172,535,360   $1,284,669,810    $184,112,330
------------------------------------------------------------
Investment income received                                      138,850,106       96,331,551      43,781,378
------------------------------------------------------------
Benefits paid                                                  (204,263,171)     (83,399,329)    (85,008,691)
------------------------------------------------------------
Insurance expenses paid                                         (96,041,640)    (351,272,500)   (154,355,904)
------------------------------------------------------------
Federal income taxes received (paid)                               (656,134)       1,703,193      (1,893,859)
------------------------------------------------------------
Dividends paid to policyholders                                  (5,921,665)       2,651,237              --
------------------------------------------------------------
Other income received, less other expenses paid                   1,653,592       39,064,672       1,613,631
------------------------------------------------------------  -------------   --------------    ------------
Net cash provided by (used in) operating activities               6,156,448      989,748,634     (11,751,115)
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      294,554,595      249,409,117     272,961,178
------------------------------------------------------------
Purchase of investments                                        (369,356,711)  (1,280,892,696)   (265,700,363)
------------------------------------------------------------
Net decrease (increase) in policy loans                          (7,064,582)    (131,317,640)      1,554,149
------------------------------------------------------------  -------------   --------------    ------------
Net cash provided by (used in) investing activities             (81,866,698)  (1,162,801,219)      8,814,964
------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital and surplus paid-in                                              --      156,721,000     158,407,481
------------------------------------------------------------
Other                                                           (38,369,356)      (3,895,136)    (11,032,743)
------------------------------------------------------------  -------------   --------------    ------------
Net cash provided by financing activities                       (38,369,356)     152,825,864     147,374,738
------------------------------------------------------------  -------------   --------------    ------------
Net increase (decrease) in cash and short-term investments     (114,079,606)     (20,226,721)    144,438,587
------------------------------------------------------------
Total cash and short-term investments at beginning of year      143,546,873      163,773,594      19,335,007
------------------------------------------------------------  -------------   --------------    ------------
Total cash and short-term investments at end of year          $  29,467,267   $  143,546,873    $163,773,594
------------------------------------------------------------  =============   ==============    ============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). In 1996, the Company was organized under the laws of the state of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the State of New York.

    The Company's principal business consists of underwriting annuities, deposit-type contracts and life insurance sold through multiple distribution channels. The Company conducts business only in the State of New York.

    USE OF ESTIMATES
    The nature of the insurance business requires management to make estimates and assumptions that affect amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from these estimates.

    BASIS OF PRESENTATION
    The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

    In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Department. At this time, it is anticipated that New York will adopt Codification, however, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

    Existing statutory accounting practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds and mortgage loans attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than a reduction to unassigned surplus. Under GAAP, realized capital gains and losses

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    PREMIUMS AND DEPOSITS
    Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts consist of the entire premium received and are reported as premium revenue. Under GAAP, premiums and deposits received in excess of policy charges would not be recognized as premium revenue.

    BENEFITS AND SETTLEMENT EXPENSES
    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of operations. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. For traditional life and disability income products, benefits and expenses are recognized when incurred in a manner consistent with the related premium recognition policies.

    REINSURANCE
    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs as required under GAAP. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory-basis of accounting, the ceding commission is expensed when paid.

    Premiums, benefits and settlement expenses and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. Under GAAP, policy benefits and contract liabilities are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    INCOME TAXES
    Deferred federal income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

    POSTRETIREMENT BENEFITS
    For purposes of calculating the Company's postretirement benefit obligation, only vested employees and current retirees are included in the actuarial benefit valuation. Under GAAP, active employees not currently eligible would also be included.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less from the date of acquisition. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less from the date of acquisition.

    A reconciliation of the Company's capital and surplus and net income (loss) determined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                        CAPITAL AND SURPLUS           NET INCOME (LOSS)
                                        ----------------------------------------------------------------------------
                                        DECEMBER 31                   YEAR ENDED DECEMBER 31
                                        1999           1998           1999           1998            1997
                                        ----------------------------------------------------------------------------
                                        ----------------------------------------------------------------------------
                                        (IN THOUSANDS)
                                        ----------------------------------------------------------------------------
   Amounts as reported on a
   statutory -- basis
                                        $132,394       $111,719       $ 19,901       $(254,211)          $ 5,512
   -----------------------------------
   GAAP adjustments:
     Net unrealized gain (loss) on
       investments                       (74,971)        27,851             --              --                --
   -----------------------------------
     Interest maintenance reserve           (792)         5,051            458            (579)             (370)
   -----------------------------------
     Net realized gain (loss) on
       investments                        (1,951)          (990)        (6,348)          3,050              (240)
   -----------------------------------
     Asset valuation reserve               7,885          5,375             --              --                --
   -----------------------------------
     Policy and contract reserves        (72,302)       (85,875)        25,985         271,293            (3,667)
   -----------------------------------
     Present value of future profits,
       deferred policy acquisition
       costs and goodwill                369,032        336,568         (6,639)          6,091               524
   -----------------------------------
     Policyholders' share of earnings
       and surplus on participating
       business                           (9,325)        (9,904)         1,071            (100)               --
   -----------------------------------
     Deferred income taxes                17,505         35,280        (12,159)        (12,696)              671
   -----------------------------------
     Nonadmitted assets                    1,685            880             --              --                --
   -----------------------------------
     Other, net                            4,304         (1,705)        (2,096)            (82)               --
   -----------------------------------  --------       --------       --------       ---------           -------
   Net increase (decrease)               241,070        312,531            272         266,977            (3,082)
   -----------------------------------  --------       --------       --------       ---------           -------
   Amounts on a GAAP -- basis           $373,464       $424,250       $ 20,173       $  12,766           $ 2,430
   -----------------------------------  ========       ========       ========       =========           =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition.

    Policy loans are reported at unpaid principal balances.

    Mortgage loans on real estate are reported at unpaid principal balances, less allowances for impairments.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans, and common stocks are credited or charged directly in unassigned surplus.

    PREMIUMS
    Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFIT RESERVES
    Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance inforce, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserves released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that reserves for unpaid claims and claim adjustment

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and settlement expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the exclusive benefit of variable annuity and universal life contractholders and for which the contractholders, and not the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist of unit investments in mutual funds. The detailed operations of the separate accounts are not included in the accompanying statutory-basis financial statements. The fees received by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in the Company's statements of operations.

2.  INVESTMENTS
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                        COST OR              GROSS             GROSS
                                        AMORTIZED            UNREALIZED        UNREALIZED         FAIR
                                        COST                 GAINS             LOSSES             VALUE
                                        ------------------------------------------------------------------------
   At December 31, 1999:
     Corporate                          $1,214,312,519       $   908,731       $(65,599,479)      $1,149,621,771
      --------------------------------
     U.S. government                        25,736,299            11,711         (1,900,750)          23,847,260
      --------------------------------
     Foreign government                     17,602,777           362,624         (1,070,496)          16,894,905
      --------------------------------
     Mortgage-backed                       221,570,519             2,732         (9,530,799)         212,042,452
      --------------------------------
     State and municipal                     3,370,717                --           (105,915)           3,264,802
      --------------------------------  --------------       -----------       ------------       --------------
                                        $1,482,592,831       $ 1,285,798       $(78,207,439)      $1,405,671,190
                                        ==============       ===========       ============       ==============

   At December 31, 1998:
     Corporate                          $1,148,083,966       $27,649,036       $ (7,489,560)      $1,168,243,442
      --------------------------------
     U.S. government                        39,617,653           564,146           (119,394)          40,062,405
      --------------------------------
     Foreign government                     19,532,744           994,331           (720,250)          19,806,825
      --------------------------------
     Mortgage-backed                       225,005,162         6,239,684           (421,281)         230,823,565
      --------------------------------
     State and municipal                     3,642,494           164,552                 --            3,807,046
      --------------------------------  --------------       -----------       ------------       --------------
                                        $1,435,882,019       $35,611,749       $ (8,750,485)      $1,462,743,283
                                        ==============       ===========       ============       ==============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    The carrying amount of investments in bonds in the balance sheet at December 31, 1999 and 1998 reflects adjustments of $1,123,693 and $178,648, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                                                 COST OR
                                                                 AMORTIZED            FAIR
                                                                 COST                 VALUE
                                                                 -----------------------------------
   Maturity:
     In 2000                                                     $   64,699,324       $   64,449,287
   ------------------------------------------------------------
     In 2001-2004                                                   360,685,026          351,609,953
   ------------------------------------------------------------
     In 2005-2009                                                   490,969,108          462,139,167
   ------------------------------------------------------------
     After 2009                                                     344,668,854          315,430,331
   ------------------------------------------------------------
     Mortgage-backed securities                                     221,570,519          212,042,452
   ------------------------------------------------------------  --------------       --------------
   Total                                                         $1,482,592,831       $1,405,671,190
   ------------------------------------------------------------  ==============       ==============

    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Proceeds from sales of investments in bonds were $253,876,450, $203,748,028 and $274,742,319 in 1999, 1998 and 1997, respectively. Gross gains of $842,229, $3,612,434 and $1,533,793, and gross losses of $6,968,975,
    $1,529,149 and $1,922,165 during 1999, 1998 and 1997, respectively, were realized on those sales. Net gains (losses) of ($186), $17,705 and ($26) were realized on sales of short-term investments in 1999, 1998 and 1997, respectively.

    At December 31, 1999 and 1998, investments in bonds with an admitted asset value of $500,078 and $500,129, respectively, were on deposit with the Department to satisfy regulatory requirements.

    During 1999, the minimum and maximum lending rates for mortgage loans were 6.62% and 10.29%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1999, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    The major categories of net investment income are as follows:

                                                         YEAR ENDED DECEMBER 31
                                                         1999               1998               1997
                                                         ------------------------------------------------------
   Income:
     Bonds                                               $106,590,150       $ 78,205,686         $42,237,959
     --------------------------------------------------
     Mortgage loans on real estate                         13,522,104         14,304,385                  --
     --------------------------------------------------
     Policy loans                                          11,018,423          7,981,377           1,990,613
     --------------------------------------------------
     Cash and short-term investments                        2,391,977          5,893,453             315,328
     --------------------------------------------------  ------------       ------------         -----------
   Total investment income                                133,522,654        106,384,901          44,543,900
   ----------------------------------------------------
   Investment expenses                                      1,309,426          1,301,322             590,104
   ----------------------------------------------------  ------------       ------------         -----------
   Net investment income                                 $132,213,228       $105,083,579         $43,953,796
   ----------------------------------------------------  ============       ============         ===========

    Realized capital gains and losses are reported net of federal income taxes of $437,941, $1,223,897 and $55,541 in 1999, 1998 and 1997, respectively, and amounts transferred to the interest maintenance reserve of $3,169,187, $3,035,887 and $239,459 in 1999, 1998 and 1997, respectively.

    At December 31, 1999, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

3.  FEDERAL INCOME TAXES
    The Company's federal income tax return is not consolidated with any other entities. The effective federal income tax rate for financial reporting purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, other pass through tax attributes from investments, differences in ceding commissions, policy acquisition costs, and policy and contract liabilities in the tax return versus the financial statements.

    In 1998, a federal income tax net operating loss of $80,156,000 was incurred. The Company utilized $9,162,000 of the net operating loss to recover taxes paid in prior years. In 1999, an additional $10,170,000 of net operating loss was utilized to offset taxable income. The remaining portion of the net operating loss at December 31, 1999 of $60,824,000 will be available for use to offset taxable income in future years. The net operating loss carryforward of $60,824,000 will expire in 2013.

    The Company paid $3,675,000 in 1997 for federal income taxes. No federal income tax payments were made in 1999 or 1998. The Company received a refund of $3,196,000 in 1999 as a result of the utilization of the net operating loss.

4.  REINSURANCE
    The Company cedes insurance to other companies, including affiliated companies. The portion of risks exceeding the Company's retention limits is reinsured with Lincoln Life. The Company limits its maximum risk that it retains on an individual to $500,000. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. The Company did not cede or assume any business prior to January 1, 1998.

    On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business of CIGNA Corporation ("CIGNA"). The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $149,714,239 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $779,551,235 which became the Company's obligations. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. Subsequent to the CIGNA transaction, the

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4.  REINSURANCE (CONTINUED)
    Company and Lincoln Life announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998. During 1999, the Company received $5,800,000 from CIGNA as a result of the final settlement of the statutory-basis values of assets and liabilities for the reinsured business. The $5,800,000 is included in the statements of operations line item "Other revenues." Additionally, on November 1, 1999, the Company and Lincoln Life closed the previously announced agreement to retrocede virtually 100% of the disability income business assumed from CIGNA. This retrocession agreement was effective November 1, 1999. A gain on the transaction of $4.6 million was recorded directly in unassigned surplus, net of tax.

    On October 1, 1998, the Company entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $143,721,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $135,374,141 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $463,007,132 which became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

    Subsequent to the Aetna transaction, the Company and Lincoln Life announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000, of which $11,900,000 was received by the Company. The retrocession agreement was executed on October 14, 1998 with an effective date of October 1, 1998.

    The balance sheet caption, "Future policy benefits and claims" has been reduced for insurance ceded by $97,457,160 and $54,411,763 at December 31, 1999 and 1998, respectively. The balance sheet caption, "Other policyholder funds" has been reduced for insurance ceded by $2,290,826 and $2,722,404 at December 31, 1999 and 1998, respectively.

    The caption "Premiums and deposits" in the statements of operations includes $140,394,771 and $1,276,884,778 of insurance assumed and $44,245,573 and
    $52,443,264 of insurance ceded in 1999 and 1998, respectively.

    The caption "Benefits and settlement expenses" in the statements of operations is net of reinsurance recoveries of $71,763,962 and $47,526,681 for 1999 and 1998, respectively.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $1,287,400 and $682,060 at December 31, 1999 and 1998, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1999, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES
    At December 31, 1999 and 1998, the Company had $1,149,964,000 and $1,092,754,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $5,893,549 and $6,937,379 at December 31, 1999 and 1998, respectively.

    At December 31, 1999, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)

                                                                 AMOUNT           PERCENT
                                                                 --------------   -------
   Subject to discretionary withdrawal with adjustment:
     With market value adjustment                                $  338,886,028     26.5%
   ------------------------------------------------------------
     At book value, less surrender charge                           123,141,771      9.6
   ------------------------------------------------------------
     At market value                                                319,140,374     24.9
   ------------------------------------------------------------
   Subject to discretionary withdrawal without adjustment:
     At book value with minimal or no charge or adjustment          487,578,243     38.1
   ------------------------------------------------------------
   Not subject to discretionary withdrawal                           10,884,302       .9
   ------------------------------------------------------------  --------------   ------
   Total annuity reserves and deposit fund liabilities, before
   reinsurance                                                    1,279,630,718    100.0%
                                                                                  ======
   Less reinsurance                                                   2,560,424
   ------------------------------------------------------------  --------------
   Net annuity reserves and deposit fund liabilities, including
   separate accounts                                             $1,277,070,294
   ------------------------------------------------------------  ==============

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1999 Annual Statement and the Company's Separate Accounts Annual Statement at December 31, 1999 is as follows:

   Per 1999 Annual Statement:
     Exhibit 8, Section B -- Total (net)                         $   10,029,253
   ------------------------------------------------------------
     Exhibit 8, Section C -- Total (net)                              1,122,910
   ------------------------------------------------------------
     Exhibit 10, Column 1, Line 19                                  946,777,757
   ------------------------------------------------------------  --------------
                                                                    957,929,920
   ------------------------------------------------------------
   Per Separate Account Annual Statement:
   ------------------------------------------------------------
     Exhibit 6, Column 2, Line 0299999 Page 3, Line 3               319,140,374
   ------------------------------------------------------------  --------------
                                                                    319,140,374
                                                                 --------------
   Total net annuity reserves and deposit fund liabilities       $1,277,070,294
   ------------------------------------------------------------  ==============

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                 DECEMBER 31
                                                                 1999           1998
                                                                 ------------   ------------
   Premium deposit funds                                         $920,665,883   $931,230,214
   ------------------------------------------------------------
   Undistributed earnings on participating business                30,544,045     30,772,519
   ------------------------------------------------------------
   Other                                                              138,036        722,578
   ------------------------------------------------------------  ------------   ------------
                                                                 $951,347,964   $962,725,311
                                                                 ============   ============

6.  CAPITAL AND SURPLUS

    The Company received additional paid-in surplus from Lincoln Life of $158,407,481 and $156,721,000 in December 1997 and October 1998,
    respectively.

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1999, the Company exceeds the RBC requirements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6.  CAPITAL AND SURPLUS (CONTINUED)
    The payment of dividends by the Company requires 30 day advance notice to the Department.

7.  EMPLOYEE BENEFIT PLANS

    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis statements of operations or balance sheets for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant.

    Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Options issued subsequent to 1991 are exercisable in equal increments on the option issuance anniversary in three to four years following issuance.

    As of December 31, 1999, 27,534 shares of LNC common stock were subject to options granted to Company employees under the stock option incentive plans of which 8,934 were exercisable on that date. The exercise prices of the outstanding options range from $21.32 to $50.83. During 1999 and 1998, 3,740 and 137 options, respectively, were exercised. During 1999, 2,400 options were forfeited.

8.  RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1999, the Company did not have a concentration of:
    1) business transactions with a particular customer, lender or distributor;
    2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    CONTINGENCY MATTERS
    The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. These proceedings are routine in the ordinary course of business. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse effect on the financial position of the Company.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

    BONDS AND COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of common stocks are based on quoted market prices.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market prices; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using U.S. Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

    CASH AND SHORT-TERM INVESTMENTS
    The carrying value of cash and short-term investments approximates their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts). The fair values for the deposit contracts are based on their approximate surrender values.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

    SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                    CARRYING                          CARRYING
                                                    VALUE            FAIR VALUE       VALUE            FAIR VALUE
                                                    -------------------------------------------------------------
                                                    DECEMBER 31
                                                    1999                                1998
                                                    ---------------------------------------------------------------
                                                    (IN THOUSANDS)
                                                    ---------------------------------------------------------------
   ASSETS (LIABILITIES)
   -----------------------------------------------
   Bonds                                             $1,482,593        $1,405,671       $1,435,882       $1,462,743
   -----------------------------------------------
   Unaffiliated common stocks                               161               161              155              155
   -----------------------------------------------
   Mortgage loans on real estate                        197,425           189,179          184,504          185,694
   -----------------------------------------------
   Policy loans                                         177,437           190,667          170,373          183,408
   -----------------------------------------------
   Cash and short-term investments                       29,467            29,467          143,547          143,547
   -----------------------------------------------
   Other invested assets                                    223               223               60               60
   -----------------------------------------------
   Investment-type insurance contracts                 (951,348)         (910,752)        (962,725)        (938,191)
   -----------------------------------------------
   Separate account assets                              328,768           328,768          236,862          236,862
   -----------------------------------------------
   Separate account liabilities                        (328,768)         (328,768)        (236,862)        (236,862)
   -----------------------------------------------

10. TRANSACTIONS WITH AFFILIATES

    The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $22,675,891, $18,504,450 and $3,454,014 in 1999, 1998 and
    1997, respectively. The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $1,359,279, $273,952 and $578,003 in 1999, 1998 and 1997, respectively.

    The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $1,309,426, $1,501,592 and $558,011 in 1999, 1998 and 1997, respectively.

    The Company cedes business to two affiliated companies, Lincoln Life and Lincoln National Reassurance Company. The caption "Premiums and deposits" in the accompanying statements of operations has been reduced by $6,269,272 and $2,095,019 for premiums paid on these contracts in 1999 and 1998, respectively. The caption "Future policy benefits and claims" has been reduced by $2,323,435 and $2,583,702 related to reserve credits taken on these contracts as of December 31, 1999 and 1998, respectively.

11. SEPARATE ACCOUNTS

    Separate account premiums, deposits and other considerations amounted to $109,574,216 and $73,993,993 in 1999 and 1998, respectively. Reserves for separate accounts with assets at fair value were $320,413,080 and $229,940,273 at December 31, 1999 and 1998, respectively. All reserves are subject to discretionary withdrawal at market value. All of the Company's separate accounts are nonguaranteed. The investment risks associated with market value changes are borne entirely by the contractholder.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. SEPARATE ACCOUNTS (CONTINUED)
    A reconciliation of transfers to (from) separate accounts is as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999              1998
                                                                 ------------------------------
   Transfers as reported in the Summary of Operations of
   various Separate Accounts:
     Transfers to separate accounts                              $109,574,216      $ 73,993,993
   ------------------------------------------------------------  ------------      ------------
     Transfers from separate accounts                             (81,318,409)      (40,118,042)
   ------------------------------------------------------------  ------------      ------------
   Net transfer to separate accounts as reported in the
   Company's NAIC Annual Statement -- Summary of Operations      $ 28,255,807      $ 33,875,951
   ------------------------------------------------------------  ============      ============

12. CENTURY COMPLIANCE (UNAUDITED)

    The Year 2000 issue was complex and affected many aspects of the Company's business. The Company was particularly concerned with Year 2000 issues that related to the Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners. From 1996 through 1999 the Company redirected a large portion of internal Information Technology ("IT") efforts and contracted with outside consultants to update systems to address Year 2000 issues. Experts were engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1999, the Company identified expenditures of $124,000 to address this issue. This brings the expenditures for 1996 through 1999 to $208,000. Because updating systems and procedures is an integral part of the Company's on-going operations, most of the expenditures shown above are expected to continue after all Year 2000 issues have been resolved. All Year 2000 expenditures have been funded from operating cash flows.

    The scope of the overall Year 2000 program included the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and local area network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans. The Company completed these projects prior to year-end.

    The Company's businesses have not identified any major problems in their business processing. Minor problems have been resolved quickly. The Company's businesses have not experienced any significant interruption in service to clients or business partners or in reporting to regulators.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the Untied States, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1999 and 1998, the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

                                                /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 10, 2000